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                           LOAN AND SECURITY AGREEMENT


         THIS LOAN AND SECURITY AGREEMENT is made this ___ day of May, 2000, by and between FLEET CAPITAL CORPORATION ("Lender"), a Rhode Island corporation with an office at 6100 Fairview Road, Suite 200, Charlotte, North Carolina 28210; and FRESH FOODS, INC. ("Borrower"), a North Carolina corporation with its chief executive office and principal place of business at 9990 Princeton Road, Cincinnati, Ohio 45246. Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions, attached hereto.

SECTION 1. CREDIT FACILITY

         Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lender agrees to make a total credit facility of $25,000,000 available upon Borrower's request therefor as follows:

         1.1 Revolver Loans. Lender agrees, for so long as no Default or Event of Default exists and subject to the provisions of Section 10 below, to make Revolver Loans to Borrower from time to time, as requested by Borrower in the manner set forth in Section 3.1 hereof, up to a maximum principal amount at any time outstanding equal to the lesser of the Revolver Facility Amount or the Borrowing Base at such time. The Revolver Loans may be repaid and reborrowed in accordance with the provisions of this Agreement. Each Revolver Loan shall, at the option of Borrower, be made or continued as, or converted into, an Alternate Base Rate Loan or a LIBOR Rate Loan, upon the terms set forth herein.

         1.2 Letters of Credit; Letter of Credit Guaranties.

                  1.2.1 Issuance of Letters of Credit and Letter of Credit Guaranties. Lender agrees, for so long as no Default or Event of Default exists and subject to the provisions of Section 10 below, to issue its, or cause to be issued its Affiliate's, Letters of Credit and Letter of Credit Guaranties, as requested by Borrower, provided that the Letter of Credit Amount at any time shall not exceed $5,000,000 and no Letter of Credit or Letter of Credit Guaranty may have an expiration date that is after the last day of the Original Term or the then applicable Renewal Term. Any amounts paid by Lender under any Letter of Credit Guaranty or in connection with any Letter of Credit shall be treated as Revolver Loans, shall be secured by all of the Collateral and shall bear interest and be payable at the same rate and in the same manner as Revolver Loans that are Alternate Base Rate Loans.

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                  1.2.2 Reimbursement Obligations. All indebtedness, liabilities or obligations whatsoever arising or incurred in connection with any Letters of Credit or Letter of Credit Guaranties shall be incurred solely as an accommodation to Borrower and for Borrower's account. Borrower hereby unconditionally agrees to reimburse Lender for the total amount of all sums paid by Lender on Borrower's behalf under the terms of any Letter of Credit or Letter of Credit Guaranty, any drawing or demand under any Letter of Credit or Letter of Credit Guaranty or any additional or further liability which may accrue against Lender in connection with the same, immediately upon the date of payment by Lender. Any such sum paid or liability incurred by Lender in connection with any Letter of Credit or Letter of Credit Guaranty shall, if not reimbursed by Borrower on the date paid or incurred by Lender, be treated for all purposes and shall have the same force and effect as if such amount had been loaned by Lender to Borrower as a Revolver Loan, shall be secured by all of the Collateral and shall bear interest and be payable at the same rate and in the same manner as Revolver Loans that are Alternate Base Rate Loans.

                  1.2.3 Rights and Remedies. In the event that, coincident with or subsequent to the occurrence of a Default or an Event of Default, Lender becomes aware of the possibility of a draw, or enforcement of Lender's obligations, under a Letter of Credit or Letter of Credit Guaranty, Lender, at its option, may, but shall not be required to, pay Borrower's obligations to the beneficiary or holder of such Letter of Credit or Letter of Credit Guaranty directly to such beneficiary or holder, and, in such event, the amount of any such payment made by Lender shall be treated for all purposes and shall have the same force and effect as if such amount had been loaned by Lender to Borrower as a Revolver Loan, shall be secured by all of the Collateral and shall bear interest and be payable at the same rate and in the same manner as Revolver Loans that are Alternate Base Rate Loans. Additionally, in the event of Borrower's failure to reimburse Lender for the total amount of all sums paid by Lender on Borrower's behalf under the terms of any Letter of Credit or Letter of Credit Guaranty, any drawing or demand under any Letter of Credit or Letter of Credit Guaranty or any additional or further liability which may accrue against Lender in connection therewith, Lender, in addition to its rights under the Code and under this Agreement, shall be fully subrogated to the rights and remedies of the issuer of the Letter of Credit under any agreement made with Borrower relating to the issuance of such Letter of Credit, each such agreement being incorporated herein by reference, and Lender shall be entitled to exercise all such rights and remedies thereunder and under law in such regard as fully as if it were the issuer of the Letter of Credit. If any Letter of Credit is drawn upon to discharge any obligation of Borrower to the beneficiary of such Letter of Credit, in whole or in part, Lender shall be fully subrogated to the rights of such beneficiary with respect to the obligation of Borrower to such beneficiary discharged with the proceeds of such Letter of Credit.

                  1.2.4 Indemnification. Borrower hereby unconditionally agrees to indemnify Lender and hold Lender harmless from any and all losses, claims or liabilities arising from any transactions or occurrences relating to Letters of Credit or Letter of Credit Guaranties issued, established, opened or accepted for Borrower's account, and any drafts or acceptances thereunder, and all Letter of Credit Obligations incurred in connection therewith.


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                  1.2.5 Termination. In the event that this Agreement is
terminated for any reason by either party as herein provided, in addition to Lender's other rights under this Agreement, unless all outstanding Letters of Credit and Letter of Credit Guaranties are terminated or canceled and Lender and its Affiliates released from all liability thereunder, Lender shall be entitled to pay and discharge all Letter of Credit Obligations with respect to all outstanding Letters of Credit and Letter of Credit Guaranties which are not terminated or canceled, whether such Letter of Credit Obligations are absolute or contingent, and all sums paid by Lender in connection therewith shall be deemed to have been loaned by Lender to Borrower as a Revolver Loan, shall be secured by all of the Collateral and shall bear interest and be payable at the same rate and in the same manner as Revolver Loans that are Alternate Revolver Loans.

         1.3 Use of Proceeds of Loans. On and after the Closing Date, all Revolver Loans shall be used solely for Borrower's general working capital needs in a manner consistent with the provisions of this Agreement and Applicable Law and for any other purposes not inconsistent with this Agreement.

SECTION 2. INTEREST, FEES AND CHARGES

         2.1 Interest.

                  2.1.1 Rates of Interest - Revolver Loans. Subject to the provisions of Section 2.1.6 of this Agreement, Borrower agrees to pay interest on the unpaid principal amount of the Revolver Loans outstanding from the respective dates such principal amounts are advanced until paid (whether at stated maturity, on acceleration, or otherwise) at a variable rate per annum equal to the applicable rate indicated below:

                           (i) For Revolver Loans made or outstanding as Alternate Base Rate Loans, the Alternate Base Rate in effect from time to time plus the Applicable Margin then in effect; or

                           (ii) For Revolver Loans made or outstanding as LIBOR Rate Loans, the relevant Adjusted LIBOR Rate for the applicable Interest Period selected by Borrower in conformity with this Agreement plus the Applicable Margin then in effect.

                  2.1.2 Computation of Interest. Upon determining the Adjusted LIBOR Rate for any Interest Period requested by Borrower, Lender shall promptly notify Borrower thereof by telephone or in writing. Such determination shall, absent manifest error, be final, conclusive and binding on all parties and for all purposes. The applicable rates of interest with respect to all Alternate Base Rate Loans shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate and the Federal Funds Effective Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate or the Federal Funds Effective Rate becomes effective. Interest on each Loan shall accrue from and including the date of such Loan to but excluding the date of any repayment thereof.

                  2.1.3 Conversions and Continuations.


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                           (i) Borrower may on any Business Day, subject to the
         giving of a proper Notice of Conversion/Continuation, elect to (a) continue all or any part of the principal amount of a LIBOR Rate Loan by selecting a new Interest Period therefor, to commence on the last day of the immediately preceding Interest Period, or (b) convert all or any part of a Loan of one Type into a Loan of another Type; provided, however, that no outstanding Loans may be converted into or continued as LIBOR Rate Loans when any Default or Event of Default has occurred and is continuing, and no conversion of any LIBOR Rate Loans into Alternate Base Rate Loans shall be made except on the last day of the Interest Period for such LIBOR Rate Loans.

                           (ii) Whenever Borrower desires to convert or to continue Loans under Section 2.1.3(i) hereof, Borrower shall give Lender written notice (or telephonic notice promptly confirmed in writing), substantially in the form of EXHIBIT A attached hereto (a "Notice of Conversion/Continuation"), signed by an authorized officer of Borrower, at least one (1) Business Day before the requested conversion into an Alternate Base Rate Loan and at least two (2) Business Days before the requested conversion into or continuation of a LIBOR Rate Loan. Each such Notice of Conversion/Continuation shall be irrevocable and shall specify the aggregate principal amount of the Loans to be converted or continued, the date of such conversion or continuation (which shall be a Business Day), and whether the Loans are being converted into or continued as LIBOR Rate Loans (and, if so, the duration of the Interest Period to be applicable thereto) or Alternate Base Rate Loans. If, upon the expiration of any Interest Period in respect of any LIBOR Rate Loans, Borrower shall have failed to deliver a Notice of Conversion/Continuation, Borrower shall be deemed to have elected to convert such LIBOR Rate Loans to Alternate Base Rate Loans.

                  2.1.4 Interest Periods. In connection with the making or continuation of, or conversion into, each Borrowing of LIBOR Rate Loans, Borrower shall select an interest period (each an "Interest Period") to be applicable to such LIBOR Rate Loan, which interest period shall commence on the date such LIBOR Rate Loan is made and shall end on a numerically corresponding day in the first (1st), second (2nd) or third (3rd) month thereafter; provided, however, that:

                           (i) The initial Interest Period for a LIBOR Rate Loan shall commence on the date of such Borrowing (including the date of any conversion from an Interest Period occurring thereafter in respect of a Loan of another Type) and each such Loan shall commence on the date on which the next preceding Interest Period expires;

                           (ii) If any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that if any Interest Period in respect of LIBOR Rate Loans would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;




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                           (iii) Any Interest Period which begins on a day for
         which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall expire on the last Business Day of such calendar month;

                           (iv) No Interest Period shall extend beyond the last day of the Original Term or the last day of any Renewal Term; and

                           (v) No Interest Period with respect to any portion of principal of a Loan shall extend beyond a date on which Borrower is required to make a scheduled payment of such portion of principal.

                  2.1.5 Interest Rate Not Ascertainable. If Lender shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that on any date for determining the Adjusted LIBOR Rate for any Interest Period, by reason of any changes affecting the London interbank market or Lender's or Bank's position in such market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Adjusted LIBOR Rate, then, and in any such event, Lender shall forthwith give notice (by telephone confirmed in writing) to Borrower of such determination. Until Lender notifies Borrower that the circumstances giving rise to the suspension described herein no longer exist, the obligation of Lender to make LIBOR Rate Loans shall be suspended, and such affected Loans then outstanding shall, at the end of the then applicable Interest Period or at such earlier time as may be required by Applicable Law, bear the same interest as Alternate Base Rate Loans.

                  2.1.6 Default Rate of Interest. During the existence of an Event of Default, the principal amount of all Loans (and, to the extent permitted by Applicable Law, all accrued interest that is past due) shall bear interest at a rate per annum equal to two percent (2%) above the interest rate otherwise applicable thereto (the "Default Rate").

         2.2 Fees.

                  2.2.1 Closing Fee. Borrower shall pay to Lender a closing fee of $125,000, of which $50,000 has been paid to Lender, which shall be fully earned and non-refundable on the Closing Date and shall be paid concurrently with and from the proceeds of the initial Loan hereunder.

                  2.2.2 Unused Line Fee. Borrower shall pay to Lender a fee equal to the Applicable Margin then in effect for the unused line fee times the amount by which the Revolver Facility Amount less the amount of Availability, if any, required to be maintained pursuant to Section 9.3.3 hereof, exceeds the Average Monthly Loan Balance. The unused line fee shall begin to accrue on the Closing Date and shall be payable monthly in arrears on the first day of each calendar month after the Closing Date and upon the termination of this Agreement.


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                  2.2.3 Letter of Credit and Letter of Credit Guaranty Fees.
Borrower shall pay to Lender a fee equal to (a) one and one-half percent (1.5%) per annum of the undrawn face amount of each Letter of Credit and Letter of Credit Guaranty issued from time to time pursuant to Section 1.2 of this Agreement for all Letters of Credit and Letter of Credit Guaranties outstanding up to the aggregate amount outstanding of $2,500,000, and (b) the Applicable Margin for LIBOR Rate Loans per annum of the undrawn face amount of each Letter of Credit and Letter of Credit Guaranty issued from time to time pursuant to
Section 1.2 of this Agreement for all Letters of Credit and Letter of Credit Guaranties outstanding for amounts outstanding in excess of $2,500,000, plus one eighth of one percent (0.125%) of the undrawn face amount of each Letter of Credit which shall be payable to Bank and all normal and customary charges associated with the issuance thereof, which fees and charges shall be deemed fully earned upon issuance of each such Letter of Credit and Letter of Credit Guaranty, shall be due and payable in advance upon the issuance of each Letter of Credit or Letter of Credit Guaranty and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

                  2.2.4 Audit and Appraisal Fees. Borrower shall pay to Lender an audit fee of Six Hundred Fifty Dollars ($650) per Person for each day spent by such Person employed by Lender plus all reasonable out-of-pocket costs and expenses from time to time incurred by Lender in connection with all audits and appraisals of Borrower's books and records and of the Collateral and such other matters related thereto as Lender shall deem appropriate.

         2.3 Computation of Interest and Fees. All interest, fees and other charges provided for in this Agreement shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days. For the purpose of computing interest hereunder, all items of payment received by Lender shall be deemed applied by Lender on account of the Obligations (subject to final payment of such items) on the Business Day of receipt by Lender of such items in immediately available funds in Lender's account located at Fleet National Bank in Hartford, Connecticut, and Lender shall be deemed to have received such item of payment on the date specified in Section 4.5 hereof.


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         2.4 Reimbursement of Expenses. If, at any time or times regardless of whether or not an Event of Default then exists, Lender or any Participating Lender incurs legal or accounting expenses or any other costs or out-of-pocket expenses in connection with (i) any amendment of or modification of this Agreement or any of the other Loan Documents; (ii) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby, including reasonable charges for appraisers, examiners, auditors or similar Persons (but specifically excluding any overhead costs of Lender) whom Lender may engage from time to time to audit, inspect or render opinions concerning the books, records and financial condition of Borrower and the condition and value of the Collateral; (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, Borrower or any other Person) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or Borrower's affairs; (iv) any attempt to enforce any rights of Lender or any Participating Lender against Borrower or any other Person which may be obligated to Lender by virtue of this Agreement or any of the other Loan Documents, including, without limitation, the Account Debtors;
(v) any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; or (vi) any filing and recording of the financing statements and all other documents required by Lender to perfect or continue the perfection of Lender's Lien in the Collateral which may occur after the Closing Date, including, without limitation, any documentary stamp tax or any other taxes incurred because of such filing or recording, and the conducting of searches after the Closing Date in all filing offices at such intervals as Lender may determine to confirm the priority of Lender's Lien in the Collateral; then all such legal and accounting expenses, other costs and out of pocket expenses of Lender shall be charged to Borrower. All amounts chargeable to Borrower under this Section 2.4 shall be Obligations secured by all of the Collateral, shall be payable in accordance with Section 3.1.1(ii) hereof as a request for a Revolver Loan on the due date thereof, and if not so paid, shall be payable to Lender on demand, and shall thereafter bear interest from the date such demand is made until paid in full at the rate applicable to Revolver Loans constituting Alternate Base Rate Loans. Borrower shall also reimburse Lender for expenses incurred by Lender in its administration of the Collateral to the extent and in the manner provided in
Section 7 hereof or in any of the Loan Documents.

         2.5 Bank Charges. Borrower shall pay to Lender, on demand, any and all fees, costs or expenses which Lender or any Participating Lender pays to a bank or other similar institution arising out of or in connection with (i) the forwarding to Borrower or any other Person on behalf of Borrower by Lender or any Participating Lender of proceeds of Loans made by Lender to Borrower pursuant to this Agreement and (ii) the depositing for collection, by Lender or any Participating Lender, of any Payment Item received or delivered to Lender or any Participating Lender on account of the Obligations. Borrower acknowledges and agrees that Lender may charge such costs, fees and expenses to Borrower based upon Lender's good faith estimate of such costs, fees and expenses as they are incurred by Lender.

         2.6 Illegality. Notwithstanding anything to the contrary contained elsewhere in this Agreement, if (i) any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration thereof shall make it unlawful for Lender or any Participating Lender to make or maintain a LIBOR Rate Loan or to give effect to its obligations as contemplated hereby with respect to a LIBOR Rate Loan or (ii) at any time Lender or any Participating Lender determines that the making or continuance of any LIBOR Rate Loan has become impracticable as a result of a contingency occurring after the date hereof which adversely effects the London interbank market or the position of Lender or Bank or any Participating Lender in such market, then, by written notice to Borrower, Lender may (1) declare that LIBOR Rate Loans will not thereafter be made by Lender, whereupon any request by Borrower for a LIBOR Rate Loan shall be deemed a request for an Alternate Base Rate Loan unless Lender's declaration shall be subsequently withdrawn; and (2) require that all outstanding LIBOR Rate Loans made by Lender be converted to Alternate Base Rate Loans, in which event all such LIBOR Rate Loans shall be automatically converted to Alternate Base Rate Loans as of the date of Borrower's receipt of the aforesaid notice from Lender.


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         2.7 Increased Costs. If, by reason of (i) after the date hereof, the introduction of or any change (including, without limitation, any change by way of imposition or increase of Statutory Reserves or other reserve requirements) in or in the interpretation of any law or regulation, or (ii) the compliance with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

                           (a) Lender shall be subject to any tax, duty or other charge with respect to any LIBOR Rate Loan or its obligation to make LIBOR Rate Loans, or shall change the basis of taxation of payment to Lender of the principal of or interest on its LIBOR Rate Loans or its obligation to make LIBOR Rate Loans (except for changes in the rate of tax on the overall net income of Lender imposed by the jurisdiction in which Lender's principal executive office is located); or

                           (b) any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposits or similar requirement against assets of, deposits with or for the account of, or credit extended by, Lender shall be imposed or deemed applicable or any other condition affecting the LIBOR Rate Loans or the obligation of Lender to make LIBOR Rate Loans shall be imposed on Lender or the London interbank market;

and as a result thereof there shall be any increase in the cost to Lender of agreeing to make or making, funding or maintaining LIBOR Rate Loans (except to the extent already included in the determination of the applicable Adjusted LIBOR Rate for LIBOR Rate Loans), or there shall be a reduction in the amount received or receivable by Lender, then Borrower shall from time to time, upon written notice from and demand by Lender, pay to Lender, within five (5) Business Days after the date specified in such notice and demand, an additional amount sufficient to indemnify Lender against such increased cost. A certificate as to the amount of such increased cost, submitted to Borrower by Lender, shall, except for manifest error, be final, conclusive and binding for all purposes.

         If Lender shall advise Borrower at any time that, because of the circumstances described in this Section 2.7 or any other circumstances affecting Lender or the London interbank market or Lender's or Bank's position in such market, the Adjusted LIBOR Rate, as determined by Lender, will not adequately and fairly reflect the cost to Lender of funding LIBOR Rate Advances, then, and in any such event:

                           (1) Lender shall forthwith give notice (by telephone confirmed in writing) to Borrower of such advice;

                           (2) Borrower's right to request and Lender's obligation to make LIBOR Rate Loans shall be immediately suspended and Borrower's right to continue a LIBOR Rate Loan as such beyond the then applicable Interest Period shall also be suspended, until each condition giving rise to such suspension no longer exists; and


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                           (3) Lender shall make a Loan as part of the requested
         Borrowing of LIBOR Rate Loans as an Alternate Base Rate Loan, which Alternate Base Rate Loan shall, for all purposes, be considered part of such Borrowing.

         For purposes of this Section 2.7, all references to Lender shall be deemed to include any bank Participating Lender and holding company or bank parent of Lender or any Participating Lender.

         2.8 Capital Adequacy. If after the date hereof Lender determines that
(i) the adoption of any Applicable Law regarding capital requirements for banks or bank holding companies or the subsidiaries thereof, (ii) any change in the interpretation or administration of any such law, rule or regulation by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or (iii) compliance by Lender or its holding company with any request or directive of any such governmental authority, central bank or comparable agency regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on Lender's capital to a level below that which Lender could have achieved (taking into consideration Lender's and its holding company's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that Lender's capital was fully utilized prior to such adoption, change or compliance) but for such adoption, change or compliance as a consequence of Lender's commitment to make the Loans pursuant hereto by any amount deemed by Lender to be material:

                           (a) Lender shall promptly, after Lender's determination of such occurrence, give notice thereof to Borrower; and

                           (b) Borrower shall pay to Lender, as an additional fee from time to time, within five (5) Business Days after Lender's demand therefor, such amount as Lender certifies to be the amount that will compensate Lender for such reduction.

         A certificate of Lender claiming entitlement to compensation as set forth above shall, except for manifest error, be final, conclusive and binding. Such certificate will set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to Lender, and the method by which such amounts were determined. In determining such amount, Lender may use any reasonable averaging and attribution method. For purposes of this
Section 2.8 all references to Lender shall be deemed to include any Participating Lender and bank holding company or bank parent of Lender or any Participating Lender.


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         2.9 Funding Losses. Borrower shall reimburse Lender for any loss, cost, expense or liability (including, without limitation, any interest paid by Lender to lenders of funds borrowed by Lender to make or carry the LIBOR Rate Loans to the extent not recovered by Lender in connection with the re-employment of such funds) sustained or incurred by Lender if for any reason (other than a default by Lender): (i) a Borrowing of, or conversion to or continuation of, a LIBOR
Rate Loan does not occur on the date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation (whether or not withdrawn); (ii) any repayment (including any conversions pursuant to Section 2.1.3 hereof) of any LIBOR Rate Loans occurs on a date that is not the last day of an Interest Period applicable thereto; or (iii) Borrower defaults in its obligation to repay LIBOR Rate Loans when required by the terms of this Agreement. Borrower shall pay such amount within five (5) Business Days after presentation by Lender of a statement setting forth the amount and Lender's calculation thereof pursuant hereto, which statement shall, except for manifest error, be final, conclusive and binding.
For purposes of this Section 2.9, all references to Lender shall be deemed to include any Participating Lender and bank holding company or bank parent of Lender or any Participating Lender.


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         2.10 Maximum Interest. Regardless of any provision contained in this
Agreement or any of the other Loan Documents, in no contingency or event whatsoever shall the aggregate of all amounts that are contracted for, charged or collected pursuant to the terms of this Agreement or any of the other Loan Documents and that are deemed interest under Applicable Law exceed the highest rate permissible under any Applicable Law. No agreements, conditions, provisions or stipulations contained in this Agreement or any of the other Loan Documents, or the exercise by Lender of the right to accelerate the payment or the maturity of all or any portion of the Obligations, or the exercise of any option whatsoever contained in any of the Loan Documents, or the prepayment by Borrower of any of the Obligations, or the occurrence of any contingency whatsoever, shall entitle Lender to charge or receive in any event, interest or any charges, amounts, premiums or fees deemed interest by Applicable Law (such interest, charges, amounts, premiums and fees referred to herein collectively as "Interest") in excess of the Maximum Rate and in no event shall Borrower be obligated to pay Interest exceeding such Maximum Rate, and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Borrower to pay Interest exceeding the Maximum Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of Interest over such Maximum Rate. If any Interest is charged or received in excess of the Maximum Rate ("Excess"), Borrower acknowledges and stipulates that any such charge or receipt shall be the result of an accident and bona fide error, and such Excess, to the extent received, shall be applied first to reduce the principal Obligations and the balance, if any, returned to Borrower, it being the intent of the parties hereto not to enter into a usurious or otherwise illegal relationship. The right to accelerate the maturity of any of the Obligations does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of any such acceleration. Borrower recognizes that, with fluctuations in the rates of interest set forth in Section 2.1.1 of this Agreement, and in the Maximum Rate, such an unintentional result could inadvertently occur. All monies paid to Lender hereunder or under any of the other Loan Documents, whether at maturity or by prepayment, shall be subject to any rebate of unearned interest as and to the extent required by Applicable Law. By the execution of this Agreement, Borrower covenants that (i) the credit or return of any Excess shall constitute the acceptance by Borrower of such Excess, and (ii) Borrower shall not seek or pursue any other remedy, legal or equitable, against Lender, based in whole or in part upon contracting for, charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Lender, all interest at any time contracted for, charged or received from Borrower in connection with any of the Loan Documents shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Obligations. Borrower and Lender shall, to the maximum extent permitted under Applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into every Loan Document (whether or not any provision of this Section is referred to therein). All such Loan Documents and communications relating to any Interest owed by Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of Obligations, be automatically recomputed by Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

SECTION 3. LOAN ADMINISTRATION.

         3.1 Manner of Borrowing Revolver Loans and Disbursements. Borrowings pursuant to Section 1.1.1 shall be made and funded as follows:

                  3.1.1 Notice of Borrowing.

                           (i) Whenever Borrower desires to make a
         Borrowing under Section 1.1.1 of this Agreement (other than a Borrowing resulting from a conversion or continuation pursuant to Section 2.1.3 hereof), Borrower shall give Lender prior written notice (or telephonic notice promptly confirmed in writing) of such Borrowing request (a "Notice of Borrowing"), which shall be in the form of EXHIBIT B hereto and signed by an authorized officer of Borrower. Such Notice of Borrowing shall be given by Borrower no later than 11:00 a.m., Charlotte, North Carolina time, at the office of Lender designated by Lender from time to time (a) on the Business Day of the requested date of such Borrowing in the case of all Alternate Base Rate Loans, and (b) at least three (3) Business Days prior to the requested date of such Borrowing in the case of LIBOR Rate Loan. Notices received after 11:00 a.m. shall be deemed received on the next Business Day. All Loans made on the Closing Date shall be made as Alternate Base Rate Loans and thereafter may be made, continued as or converted into Alternate Base Rate Loans or LIBOR Rate Loans. Each Notice of Borrowing shall be irrevocable and shall specify (a) the principal amount of the Borrowing, (b) the date of Borrowing (which shall be a Business Day),
         (c) whether the Borrowing is to consist of Alternate Base Rate Loans or LIBOR Rate Loans and the amount of each such Loan, and (d) in the case of LIBOR Rate Loans, the duration of the Interest Period to be applicable thereto. Borrower may not request any LIBOR Rate Loans if a Default or Event of Default exists or if there are four (4) LIBOR Rate Loans outstanding at such time.

                           (ii) Unless payment is otherwise timely made by Borrower, the becoming due of any amount required to be paid under this Agreement or any of the other Loan Documents as principal, accrued interest, fees or other charges shall be deemed irrevocably to be a request by Borrower for a Revolver Loan on the due date of, and in an aggregate amount required to pay, such principal, accrued interest, fees or other charges, and the proceeds of each such Revolver Loan may be disbursed by Lender by way of direct payment of the relevant Obligation and shall bear interest as an Alternate Base Rate Loan. Lender shall have no obligation to Borrower to honor any deemed request for a Revolver Loan when an Overadvance Condition exists or would result therefrom, but may do so in its sole discretion and without regard to the existence of, and without being deemed to have waived, any Default or Event of Default. If an Overadvance Condition exists and Lender does not intend to make a Revolver Loan pursuant to this Section to pay any installment of principal, accrued interest, fees or other charges then owing, Lender shall exercise reasonable efforts to notify Borrower of Lender's intention not to make such Revolver Loan.

                           (iii) As an accommodation to Borrower, Lender may permit telephonic requests for Borrowings and electronic transmittal of instructions, authorizations, agreements or reports to Lender by Borrower or any other Person designated by Borrower; provided, however, that Borrower shall confirm each telephonic request for a Borrowing of a LIBOR Rate Loan by delivery of the required Notice of Borrowing to Lender by facsimile transmission promptly, but in no event later than 5:00 p.m. on the same day. Unless Borrower specifically directs Lender in writing not to accept or act upon telephonic or electronic communications from Borrower or such designated Person, Lender shall have no liability to Borrower for any loss or damage suffered by Borrower as a result of Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Lender by Borrower or such designated Person and Lender shall have no duty to verify the origin of any such communication or the identity or authority of the Person sending it.

                  3.1.2 Disbursement Authorization. Borrower hereby irrevocably authorizes Lender to disburse the proceeds of each Revolver Loan requested by Borrower, or deemed to be requested, pursuant to Section 3.1.1 hereof, as follows: (i) the proceeds of each Revolver Loan requested under Section 3.1.1(i) shall be disbursed by Lender, in the case of the initial Borrowing, in accordance with the terms of the written disbursement letter from Borrower, and in the case of each subsequent Borrowing, by wire transfer to such bank account as may be agreed upon by Borrower and Lender from time to time or elsewhere if pursuant to a written direction from Borrower; and (ii) the proceeds of each Revolver Loan requested under Section 3.1.1(ii) shall be disbursed by Lender by way of direct payment of the relevant interest or other Obligation.

         3.2 Special Provisions Governing LIBOR Rate Loans.

                  3.2.1 Number of LIBOR Rate Loans. In no event may the number of LIBOR Rate Loans outstanding at any time exceed four (4).

                  3.2.2 Minimum Amount of each LIBOR Rate Loan. Each election of a LIBOR Rate Loan pursuant to Section 3.1.1(i), and each continuation of or conversion into a LIBOR Rate Loan pursuant to Section 2.1.3 hereof, shall be in a minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount.

                  3.2.3 LIBOR Lending Office. Lender's initial LIBOR Lending Office is set forth opposite its name on the signature pages hereof. Lender shall have the right at any time and from time to time to designate a different office of itself or any Affiliate as Lender's LIBOR Lending Office, and to transfer any outstanding LIBOR Loans to such LIBOR Lending Office. No such designation or transfer shall result in any liability on the part of Borrower for increased costs or expenses resulting solely from such designation or transfer (except any such transfer that is made by Lender pursuant to Sections
2.6 or 2.7 hereof, or otherwise for the purpose of complying with Applicable
Law). Increased costs for expenses resulting from a change in Applicable Law occurring subsequent to any such designation or transfer shall be deemed not to result solely from such designation or transfer.

SECTION 4. PAYMENTS

         4.1 General Payment Provisions. All payments (including all prepayments) of the principal of, and interest on, the Loans and all of the other Obligations that are payable to Lender shall be made to Lender in Dollars without any offset or counterclaim and free and clear of (and without deduction for) any present or future Taxes, and, with respect to payments made other than by application of balances in the Payment Account, in immediately available funds no later than 12:00 noon, Charlotte, North Carolina time, on the due date (and payment made after such time, on the due date shall be deemed to have been made on the next succeeding Business Day). If any payment under this Agreement or the other Loan Documents shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day, and such extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

         4.2 Payment of Principal of Revolver Loans.

                  4.2.1 Payment of Principal of Revolver Loans. The outstanding principal amounts of the Revolver Loans shall be due and payable as follows:

                           (i) Any portion of the Revolver Loans consisting of the principal amount of Alternate Base Rate Loans shall be paid by Borrower to Lender unless converted to a LIBOR Rate Loan in accordance with this Agreement, immediately upon the earlier of (a) the receipt by Lender or Borrower of any proceeds of any of the Collateral, to the extent of such proceeds or (b) the termination of this Agreement by Borrower or Lender pursuant to Section 5 hereof.

                           (ii) Any portion of the Revolver Loans consisting of the principal amount of LIBOR Rate Loans shall be paid by Borrower to Lender, unless converted to an Alternate Base Rate Loan or continued as a LIBOR Rate Loan in accordance with the terms of this Agreement, upon the earlier of (a) the last day of the Interest Period applicable thereto or (b) the termination of this Agreement by Borrower or Lender pursuant to Section 5 hereof. In no event shall Borrower be authorized to pay any LIBOR Rate Loan prior to the last day of the Interest Period applicable thereto unless otherwise agreed in writing by Lender or Borrower is otherwise expressly authorized or required by any other provision of this Agreement to pay any LIBOR Rate Loan outstanding on a date other than the last day of the Interest Period applicable thereto, and Borrower pays to Lender concurrently with any prepayment of a LIBOR Rate Loan the amount due Lender under Section 2.9 hereof as a result of such prepayment.

                           (iii) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if an Overadvance Condition shall exist, Borrower shall, without the necessity of a demand, repay the outstanding Revolver Loans that are Alternate Base Rate Loans in an amount sufficient to reduce the aggregate unpaid principal amount of all such Revolver Loans by an amount equal to such excess; and, if such payment of Alternate Base Rate Loans is not sufficient to cure the Overadvance Condition, then Borrower shall immediately either (a) deposit with Lender, for application to any outstanding Revolver Loans bearing interest as LIBOR Rate Loans as the same become due and payable at the end of the applicable Interest Periods, cash in an amount sufficient to cure such Overadvance Condition and the amount of any such cash shall be credited by Lender to the Cash Collateral Account, pending disbursement of same to Lender, but subject to Lender's Lien therein and rights of offset with respect thereto, or (b) pay the Revolver Loans that are LIBOR Rate Loans to the extent necessary to cure such Overadvance Condition and also pay to Lender any and all amounts required by Section 2.9 hereof to be paid by reason of the prepayment of a LIBOR Rate Loan prior to the last day of the Interest Period applicable thereto.

         4.3 Payment of Interest. Interest accrued on all of the Loans shall be paid upon the earlier of (i) the first calendar day of each month for the immediately preceding month, computed through the last calendar day of the preceding month, or (ii) the termination of this Agreement by Borrower or Lender pursuant to Section 5 hereof.

         4.4 Payment of Other Obligations. Borrower shall pay all costs, fees and charges pursuant to this Agreement as and when provided in Section 2.2 hereof, to Lender, or to any other Person designated by Lender in writing. The balance of the Obligations requiring the payment of money shall be payable by Borrower to Lender as and when provided in this Agreement, the Other Agreements or the Security Documents, or, if no date of payment is otherwise specified in the Loan Documents, on demand.

         4.5 Application of Payments and Collections. All items of payment received by Lender by 12:00 noon, Charlotte, North Carolina time, in immediately available funds on any Business Day shall be deemed received on that Business Day. All items of payment received after 12:00 noon, Charlotte, North Carolina time, in immediately available funds on any Business Day shall be deemed received on the following Business Day. Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by Lender from or on behalf of Borrower, and Borrower does hereby irrevocably agree that Lender shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Lender or its agent against the Obligations, in such manner as Lender may deem advisable, notwithstanding any entry by Lender upon any of its books and records. If as the result of collections of Accounts as authorized by Section 7.2.6 hereof a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrower, but shall be available to Borrower at any time or times for so long as no Default or Event of Default exists. Lender may, at its option, offset such credit balance against any of the Obligations during the existence of an Event of Default.

         4.6 Marshalling; Payments Set Aside. Lender shall be under no obligation to marshall any assets in favor of Borrower or any other Person or against or in payment of any or all of the Obligations. To the extent that Borrower makes a payment or payments to Lender or Lender receives payment from the proceeds of any Collateral or exercises its right of setoff, and such payment or payments or the proceeds of such setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. The provisions of the immediately preceding sentence of this Section 4.6 shall survive any termination of this Agreement and payment in full of the Obligations.

         4.7 Loan Account. Lender shall enter all Revolver Loans as debits to Borrower's Loan Account and shall also record in the Loan Account all payments made by Borrower on the Revolver Loans and all proceeds of Collateral which are finally paid to Lender, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrower.

         4.8 Statements of Account. Lender will account to Borrower monthly with a statement of Loans, charges and payments made pursuant to this Agreement, and such account rendered by Lender shall be deemed final, binding and conclusive upon Borrower unless Lender is notified by Borrower in writing to the contrary within thirty (30) days after the date on which such accounting is deemed to have been sent pursuant to section 12.9. Such notice shall only be deemed an objection to those items specifically objected to therein.

SECTION 5. TERM AND TERMINATION OF AGREEMENT

         5.1 Term of Agreement. Subject to Lender's right to cease making Loans to Borrower during the existence of any Default or Event of Default, this Agreement shall be in effect for through and including June 1, 2003 (the "Original Term"), and this Agreement shall automatically renew itself for one
(1) year periods thereafter (each a "Renewal Term"), unless terminated as provided in Section 5.2 hereof.

         5.2 Termination.

                  5.2.1 Termination by Lender. Upon at least ninety (90) days prior written notice to Borrower, Lender may terminate this Agreement as of the last day of the Original Term or the then current Renewal Term and Lender may terminate this Agreement without notice during the existence of an Event of Default.

                  5.2.2 Termination by Borrower. Upon at least ninety (90) days prior written notice to Lender, Borrower may, at its option, terminate this Agreement; provided, however, no such termination shall be effective until Borrower has paid all of the Obligations in immediately available funds. Any notice of termination given by Borrower shall be irrevocable unless Lender otherwise agrees in writing, and Lender shall have no obligation to make any Loans on or after the termination date stated in such notice and thereafter, provided the Obligations are paid and satisfied in full and Lender has no commitment to make any loans or advances hereunder, no further fees shall accrue under Section 2.2.2 hereof. Borrower may elect to terminate this Agreement in its entirety only. No Section of this Agreement or Type of Loan available hereunder may be terminated singly.

                  5.2.3 Termination Charges. On the effective date of termination of this Agreement for any reason, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents) as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to the product obtained by multiplying the Revolver Facility Amount times one percent (1%) if termination occurs during the period from the Closing Date through June 1, 2001; provided, however, in the event Borrower terminates this Agreement prior to June 1, 2001 as a result of a sale of material part of its Property or the majority of its issued and outstanding stock and pays the Obligations in full in connection therewith, such termination charge shall be reduced to one-half of one percent (0.5%); and provided further, in the event Borrower terminates this Agreement and pays the Obligations in full in connection with (i) a public offering of its stock (whether common stock or other form of equity), pursuant to an effective registration statement, or (ii) a refinancing of Indebtedness owing by Borrower which pays and satisfies in full not less than fifty percent (50%) of the Indebtedness then outstanding owing to State Street Bank and Trust Company, as trustee, no such termination charge shall be payable.

                  5.2.4 Effect of Termination. On the effective date of termination of this Agreement, all of the Obligations shall be immediately due and payable. All undertakings, agreements, covenants, warranties and representations of Borrower contained in the Loan Documents shall survive any such termination and Lender shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination until Borrower has paid the Obligations to Lender, in full, in the manner set forth in Section 5.2.2. Notwithstanding the payment in full of the Obligations, Lender shall not be required to terminate its Liens in the Collateral unless, with respect to any loss or damage Lender may incur as a result of the dishonor or return of any Payment Item applied to the Obligations, Lender shall, at its option, (i) have received a written agreement, executed by Borrower and by any Person whose loans or other advances to Borrower are used in whole or in part to satisfy the Obligations, indemnifying Lender from any such loss or damage, or (ii) have retained such monetary reserves and Liens on the Collateral for such period of time as Lender, in its reasonable discretion, may deem necessary to protect Lender from any such loss or damage.

SECTION 6. SECURITY INTERESTS

         6.1 Security Interest in Collateral. To secure the prompt payment and performance of the Obligations, Borrower hereby grants to Lender a continuing Lien upon all of the following Property and interests in Property of Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

                    (i) All Accounts;

                   (ii) All Inventory;

                  (iii) All General Intangibles;

                   (iv) All Documents;

                    (v) All Instruments;

                   (vi) All Chattel Paper;

                  (vii) All Deposit Accounts;

                 (viii) All monies and other Property of any kind now or at any time or times hereafter in the possession or under the control of Lender or a bailee or Affiliate of Lender;

                   (ix) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through
         (viii) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

                    (x) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (i) through (ix) above.

         6.2 Other Collateral. In addition to the items of Property referred to in Section 6.1 above, the Obligations shall also be secured by the Cash Collateral to the extent provided herein and all of the other items of Property from time to time described in any of the Security Documents as security for any of the Obligations.

         6.3 Lien Perfection; Further Assurances. Borrower shall execute such UCC-1 financing statements as are required by the Code and such other instruments, assignments or documents as are necessary to perfect Lender's Lien upon any of the Collateral and shall take such other action as may be required to perfect or to continue the perfection of Lender's Lien upon the Collateral; provided, however, until an Event of Default has occurred and upon Lender's request therefor, Borrower shall have no obligation to execute any additional instruments, assignments or documents or take any other action to perfect the Lien of Lender in the Deposit Accounts. Unless prohibited by Applicable Law, Borrower hereby authorizes Lender to execute and file any such financing statement on Borrower's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. At Lender's request, Borrower shall also promptly execute or cause to be executed and shall deliver to Lender any and all documents, instruments and agreements deemed necessary by Lender to give effect to or carry out the terms or intent of the Loan Documents.

SECTION 7. COLLATERAL ADMINISTRATION

         7.1 General Provisions

                  7.1.1 Location of Collateral. All tangible items of Collateral, other than Inventory in transit, shall at all times be kept by Borrower at one or more of the business locations set forth in SCHEDULE 7.1.1 hereto and shall not, without the prior written approval of Lender, be moved therefrom except, prior to an Event of Default and Lender's acceleration of the maturity of the Obligations in consequence thereof, for (i) sales of Inventory in the ordinary course of business; and (ii) the storage of Collateral at locations within the continental United States other than those shown in
SCHEDULE 7.1.1 hereto if, (a) Borrower gives Lender written notice of such a location at least sixty (60) days prior to storing Collateral at such location,
(b) Lender's Lien in such Collateral is and continues to be a duly perfected Lien thereon (and Borrower shall have taken such action as may be required pursuant to Section 6.3 hereof to perfect Lender's Lien thereon) subject to no other Lien thereon except for Permitted Liens, (c) neither Borrower's nor Lender's right of entry upon the premises where such Collateral is stored, or its right to remove the Collateral therefrom, is in any way restricted, and (d) the owner of such premises agrees with Lender not to assert any landlord's, bailee's or other Lien in respect of the Collateral for unpaid rent or storage charges; provided, however, clauses (a), (c) and (d) above shall not apply to new locations at which Collateral is located which are established after the Closing Date if (1) no Default or Event of Default has occurred and is continuing, (2) such locations are disclosed to Lender in the Borrowing Base Certificates required to be provided to Lender, and (3) the aggregate value of the Inventory, calculated at the lower of cost or market (on a first-in, first-out basis), at such locations does not exceed $3,500,000 at any one time; and provided further, clause (b) above shall not apply to new locations at which Collateral is located which are established after the Closing Date if (1) no Default or Event of Default has occurred and is continuing, (2) such locations are disclosed to Lender in the Borrowing Base Certificates required to be provided to Lender, and (3) the aggregate value of the Inventory, calculated at the lower of cost or market (on a first-in, first-out basis), at such locations does not exceed $250,000 at any one time.

                  7.1.2 Insurance of Collateral. Borrower shall maintain and pay for insurance upon all Collateral wherever located and with respect to Borrower's business, covering casualty, hazard, public liability, product recall and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Lender. Borrower shall deliver the originals or certified copies of such policies to Lender with satisfactory lender's loss payable endorsements naming Lender as sole loss payee, assignee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than thirty (30) days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever other than non-payment and ten (10) days prior written notice to Lender in the even of cancellation of the policy for non-payment of premium and a clause specifying that the interest of Lender shall not be impaired or invalidated by any act or neglect of Borrower or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. If Borrower fails to provide and pay for such insurance, Lender may, at its option, but shall not be required to, procure the same and charge Borrower therefor. Borrower agrees to deliver to Lender, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies. In addition to the insurance required herein with respect to the Collateral, Borrower shall maintain, with financially sound and reputable insurers, insurance with respect to its Property and business against such casualties and contingencies of such type (including product liability, product recall, business interruption, larceny, embezzlement, or other criminal misappropriation insurance) and in such amounts as is customary in the business of Borrower, or as otherwise required by Lender. All proceeds of insurance received by Borrower or Lender on account of any casualty to the Collateral or other insured risk in which Lender has an insurable interest shall be applied as follows:

                           (i) if an Event of Default exists, all such insurance proceeds shall, at Lender's option, be deemed Net Proceeds and paid to Lender as a mandatory prepayment of the Loans; and

                           (ii) if no Event of Default exists, all such insurance proceeds of any claim of less than $25,000 shall be released to Borrower for the purpose of Borrower's repairing, replacing or restoring the damaged or destroyed Collateral (and, if replaced, the replacement Collateral shall be subject to Lender's duly perfected Lien therein and no other Liens), and all such insurance proceeds of any claim of more than $25,000 shall be, in Lender's sole discretion, (a) remitted to Lender for application to the Obligations, or (b) released to Borrower for the aforesaid purpose.

                  7.1.3 Protection of Collateral. All expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, all Taxes imposed by any Applicable Law on any of the Collateral or in respect of the sale thereof, and all other payments required to be made by Lender to any Person to realize upon the Collateral, shall be borne and paid by Borrower. If Borrower fails to promptly pay any portion thereof when due, Lender may, at its option, but shall not be required to, pay the same and charge Borrower therefor. Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at Borrower's sole risk.

                  7.1.4 Borrowing Base Certificate. On such periodic basis as Lender shall request but no less frequently than monthly, Borrower shall submit to Lender a Borrowing Base Certificate in the form of EXHIBIT C as of the last day of the month or the end of such reporting period, executed by the Chief Financial Officer of Borrower.

         7.2 Administration of Accounts.

                  7.2.1 Records and Schedules of Accounts. Borrower shall keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Lender:

                           (i) On such periodic basis as Lender shall request but no less frequently than monthly, a sales and collections report for the preceding period;

                           (ii) On or before the twentieth (20th) day of each monthly period, a detailed aged trial balance of all Accounts which are existing as of the last day of the preceding monthly period, specifying the names, addresses, face value, dates of invoices and due dates for each Account Debtor obligated on an Account so listed ("Schedule of Accounts"); and

                           (iii) Upon Lender's request therefor, copies of proof of delivery, invoices or invoice registers and the original copies of all documents, including, without limitation, repayment histories and present status reports, relating to the Accounts so scheduled and such other matters and information relating to the Accounts as Lender shall reasonably request.

         In addition, if Accounts owing by any Account Debtor in an aggregate amount in excess of $100,000 cease to be Eligible Accounts in whole or in part, Borrower shall notify Lender of such occurrence no later than the fifth (5th) Business Day following such occurrence and the Borrowing Base shall thereupon be adjusted to reflect such occurrence.

                  7.2.2 Discounts, Allowances, Disputes. If Borrower grants any discounts, allowances or credits that are not shown on the face of the invoice for the Account involved, Borrower shall report such discounts, allowances or credits, as the case may be, to Lender as part of the next required Schedule of Accounts. In the event any amounts due and owing in excess of $100,000 are in dispute between Borrower and any Account Debtor, Borrower shall provide Lender with written notice thereof at the time of submission of the next Schedule of Accounts, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.

                  7.2.3 Taxes. If an Account includes a charge for any Tax payable to any governmental taxing authority, Lender is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of Borrower and to charge Borrower therefor; provided, however, that Lender shall not be liable for any Taxes that may be due by Borrower.

                  7.2.4 Account Verification. Whether or not a Default or an Event of Default exists, Lender shall have the right, at any time, in the name of Lender, any designee of Lender or Borrower, to verify the validity, amount or any other matter relating to any Accounts of Borrower by verbal or written communications. Borrower shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process.

                  7.2.5 Maintenance of Dominion Account. Borrower shall maintain a Dominion Account pursuant to a lockbox arrangement with such bank as may be selected by Borrower and be acceptable to Lender. Borrower shall deposit all proceeds of the Collateral or cause the same to be deposited in kind in the Dominion Account. All funds deposited in the Dominion Account shall be subject to Lender's Lien, and Borrower shall obtain the agreement by such banks in favor of Lender to waive any offset rights against the funds so deposited. Lender assumes no responsibility for such lockbox arrangement, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

                  7.2.6 Collection of Accounts, Proceeds of Collateral. To expedite collection, Borrower shall endeavor in the first instance to make collection of its Accounts for Lender. All remittances received by Borrower on account of Accounts, together with the proceeds of any other Collateral, shall be held as Lender's property by Borrower as trustee of an express trust for Lender's benefit and Borrower shall immediately deposit the same in kind in the Dominion Account. Lender retains the right at all times during the existence of an Event of Default to notify Account Debtors that Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge the collection costs and expenses, including reasonable attorneys' fees, to Borrower.

         7.3 Administration of Inventory.

                  7.3.1 Records and Reports of Inventory. Borrower shall keep accurate and complete records of its Inventory. Borrower shall furnish to Lender Inventory reports in form and detail satisfactory to Lender at such times as Lender may request, but at least once each monthly period, not later than the twentieth (20) day of such monthly period for Inventory of Borrower as of the end of the preceding monthly period. Borrower shall conduct a physical inventory no less frequently than annually and shall provide to Lender a report based on each such physical inventory promptly thereafter, together with such supporting information as Lender shall request.

                  7.3.2 Returns of Inventory by Account Debtor. If at any time or times hereafter any Account Debtor returns any Inventory to Borrower the shipment of which generated an Account on which such Account Debtor is obligated in excess of $50,000, Borrower shall notify Lender of the same, specifying the reason for such return and the location, condition and intended disposition of the returned Inventory, no later than the fifth (5th) Business Day following such return and the Borrowing Base shall thereupon be adjusted accordingly.

                  7.3.3 Returns of Inventory by Borrower. Borrower shall not return any of its Inventory to a supplier or vendor thereof, or any other Person, whether for cash, credit against future purchases or then existing payables, or otherwise which has a value in excess of $100,000 during any monthly period.

         7.4 Payment of Charges. All amounts chargeable to Borrower under
Section 7 hereof shall be Obligations secured by all of the Collateral, shall be payable on demand and shall bear interest from the date such advance was made until paid in full at the rate applicable to Revolver Loans that are Alternate Base Rate Loans from time to time.

SECTION 8. REPRESENTATIONS AND WARRANTIES

         8.1 General Representations and Warranties. To induce Lender to enter into this Agreement and to make Loans hereunder, Borrower warrants, represents and covenants to Lender that:

                  8.1.1 Organization and Qualification. Each of Borrower and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of Borrower and its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state or jurisdiction listed on SCHEDULE 8.1.1 hereto and in all other states and jurisdictions where the character of its Property or the nature of its activities make such qualification necessary or in which the failure of Borrower or any of its Subsidiaries to be so qualified would have a Material Adverse Effect.

                  8.1.2 Corporate Power and Authority. Each of Borrower and its Subsidiaries is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents by Borrower and its Subsidiaries that are parties thereto have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of Borrower or any of its Subsidiaries which has not been obtained; (ii) contravene Borrower's or any of its Subsidiaries' charter, articles or certificate of incorporation or by-laws; (iii) violate, or cause Borrower or any of its Subsidiaries to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to Borrower or any of its Subsidiaries; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower or any of its Subsidiaries is a party or by which it or its Property may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Property now owned or hereafter acquired by Borrower or any of its Subsidiaries.

                  8.1.3 Legally Enforceable Agreement. This Agreement is, and each of the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of each of Borrower and its Subsidiaries enforceable against it in accordance with its respective terms.

                  8.1.4 Capital Structure. As of the date hereof, SCHEDULE 8.1.4 hereto states (i) the correct name of each of the Subsidiaries of Borrower, its jurisdiction of incorporation and the percentage of its Voting Stock owned by Borrower, (ii) the name of each of Borrower's corporate or joint venture Affiliates and the nature of the affiliation, and (iii) the number of authorized, issued and treasury shares of Borrower and each Subsidiary of Borrower. Borrower has good title to all of the shares it purports to own of the stock of each of its Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such shares have been duly issued and are fully paid and non-assessable.

                  8.1.5 Corporate Names. Neither Borrower nor any of its Subsidiaries has been known as or used any corporate, fictitious or trade names except those listed on SCHEDULE 8.1.5 hereto. Except as set forth on SCHEDULE 8.1.5, neither Borrower nor any of its Subsidiaries has been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

                  8.1.6 Business Locations; Agent for Process. Each of Borrower's and its Subsidiaries' chief executive office and other places of business are as listed on SCHEDULE 7.1.1 hereto. During the preceding five-year period, neither Borrower nor any of its Subsidiaries has had an office, place of business or agent for service of process other than as listed on SCHEDULE 7.1.1 hereto. Except as shown on SCHEDULE 7.1.1 hereto, no Inventory is stored with a bailee, warehouseman or similar party, nor is any Inventory consigned to any Person.

                  8.1.7 Title to Property; Priority of Liens. Each of Borrower and its Subsidiaries has good, indefeasible and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real Property, and good title to all of the Collateral and all of its other Property, in each case, free and clear of all Liens except Permitted Liens. Borrower has paid or discharged all lawful claims which, if unpaid, might become a Lien against any of Borrower's Property that is not a Permitted Lien. The Liens granted to Lender under Section 6 hereof are first priority Liens, subject only to those Permitted Liens that are expressly stated to have priority over the Liens of Lender.

                  8.1.8 Accounts. Lender may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by Borrower with respect to any Account or Accounts. Unless otherwise indicated in writing to Lender, with respect to each Account:

                           (i) It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment, Instrument, Document or Chattel Paper;

                           (ii) It arises out of a completed, bona fide sale and delivery of goods by Borrower in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between Borrower and the Account Debtor;

                           (iii) It is for a liquidated amount maturing as stated in the duplicate invoice covering such sale, a copy of which has been furnished or is available to Lender;

                           (iv) To the best knowledge of Borrower, such Account, and Lender's Lien therein, is not, and will not (by voluntary act or omission of Borrower) be in the future, subject to any offset, deduction, defense, dispute, counterclaim or any other adverse condition except for disputes resulting in returned goods where the amount in controversy is deemed by Lender to be immaterial, and each such Account is absolutely owing to Borrower and is not contingent in any respect or for any reason;

                           (v) Borrower has made no agreement with any Account Debtor thereunder for any extension, compromise, settlement or modification of any such Account or any deduction therefrom, except discounts or allowances which are granted by Borrower in the ordinary course of its business for prompt payment and which are reflected in the calculation of the net amount of each respective invoice related thereto and are reflected in the Schedules of Accounts submitted to Lender pursuant to Section 7.2.1 hereof;

                           (vi) To the best knowledge of Borrower, there are no facts, events or occurrences which in any way impair the validity or enforceability of any Accounts or tend to reduce the amount payable thereunder from the face amount of the invoice and statements delivered to Lender with respect thereto;

                           (vii) To the best of Borrower's knowledge, the Account Debtor thereunder (a) had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (b) such Account Debtor is Solvent;

                           (viii) To the best of Borrower's knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any material adverse change in such Account Debtor's financial condition or the collectibility of such Account; and

                           (ix) Any contract under which such Account arose does not condition or restrict Borrower's right to assign to Lender the right to payment thereunder unless Borrower has obtained the Account Debtor's consent to such collateral assignment or complied with conditions to such assignment (regardless of whether under the Code or other Applicable Law any such restrictions are ineffective to prevent the grant of a Lien upon such Account in favor of Lender).

                  8.1.9 Financial Statements; Fiscal Year.

                           (i) The Consolidated and consolidating balance sheets of Borrower and its Subsidiaries as of February 28, 1997, February 27, 1998 and March 6, 1999 and the related statements of income, changes in stockholder's equity, and changes in financial position for the periods ended on such dates, have been prepared in accordance with GAAP, and present fairly the financial position of Borrower and its Subsidiaries at such dates and the results of operations of Borrower and its Subsidiaries for such periods. Since April 30, 2000, there has been no material change in the condition, financial or otherwise, of Borrower and its Subsidiaries as shown on the Consolidated balance sheet as of such date, and the related statements of income, changes in stockholder's equity, and changes in financial position for the period then ending, and no change in the aggregate value of Equipment and real Property owned by Borrower and its Subsidiaries, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse;

                           (ii) The Consolidated and consolidating balances sheets of Borrower and its Subsidiaries, and the related statements of income, changes in stockholder's equity, and changes in financial position, which are from time to time delivered by Borrower to Lender pursuant to Section 9.1.3 of this Agreement fairly present the financial position of Borrower and its Subsidiaries at such dates and the results of the operations of Borrower and its Subsidiaries for the periods set forth therein; and

                           (iii) The fiscal year of Borrower and each of Borrower's Subsidiaries ends on first Saturday of March of each year.

                  8.1.10 Full Disclosure. The financial statements referred to in Section 8.1.9 hereof do not, nor does this Agreement or any other written statement of Borrower to Lender, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. To the best of Borrower's knowledge, there is no fact which Borrower has failed to disclose to Lender in writing which materially affects adversely or, so far as Borrower can now foresee, will materially affect adversely the Property, business, prospects, profits or condition (financial or otherwise) of Borrower or any of its Subsidiaries or the ability of Borrower or its Subsidiaries to perform this Agreement or the other Loan Documents.

                  8.1.11 Solvent Financial Condition. Each of Borrower and its Subsidiaries is now and, after giving effect to the Loans to be made hereunder, at all times will be, Solvent.

                  8.1.12 Surety Obligations. Neither Borrower nor any of its Subsidiaries is obligated as surety or indemnitor under any surety or similar bond or other contract issued or entered into to assure payment, performance or completion of performance of any undertaking or obligation of any Person, other than indemnity and surety agreements issued in support of commodity processing contracts which are executed by Borrower in the normal course of its business.

                  8.1.13 Taxes. The federal tax identification number of Borrower and each of its Subsidiaries is shown on SCHEDULE 8.1.13 hereto. Borrower and each of its Subsidiaries have filed all federal, state and local tax returns and other reports it is required by law to file and has paid, or made provision for the payment of, all Taxes upon it, its income and Property as and when such Taxes are due and payable, except to the extent being Properly Contested. The provision for Taxes on the books of Borrower and each of its Subsidiaries is adequate for all years not closed by applicable statutes, and for its current fiscal year.

                  8.1.14 Brokers. There are no claims for brokerage commissions, finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement.

                  8.1.15 Patents, Trademarks, Copyrights and Licenses. Each of Borrower and its Subsidiaries owns or possesses all the patents, trademarks, service marks, trade names, copyrights and licenses necessary for the present and, to the best of Borrower's knowledge, planned future conduct of its business, without any known conflict with the rights of others. All such patents, trademarks, service marks, tradenames, copyrights, licenses and other similar rights are listed on SCHEDULE 8.1.15 hereto.

                  8.1.16 Governmental Consents. Each of Borrower and its Subsidiaries has, and is in good standing with respect to, all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Property as now owned or leased by it.

                  8.1.17 Compliance with Laws. Each of Borrower and its Subsidiaries has duly complied with, and its Property, business operations and leaseholds are in compliance in all material respects with, the provisions of all Applicable Law and there have been no citations, notices or orders of noncompliance issued to Borrower or any of its Subsidiaries under any such law, rule or regulation where such non-compliance could reasonably be expected to have a Material Adverse Effect. Each of Borrower and its Subsidiaries has established and maintains an adequate monitoring system to insure that it remains in compliance with all federal, state and local laws, rules and regulations applicable to it, including, without limitation, the Fair Labor Standards Act (29 U.S.C. sec. 201 et seq.), as amended.

                  8.1.18 Restrictions. Neither Borrower nor any of its Subsidiaries is a party or subject to any contract, agreement, or charter or other corporate restriction, which materially and adversely affects its business or the use or ownership of any of its Property. Except as set forth on SCHEDULE
8.1.18 hereto, neither Borrower nor any of its Subsidiaries is a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness, none of which prohibit the execution of or compliance with this Agreement or the other Loan Documents by Borrower or any of its Subsidiaries, as applicable.

                  8.1.19 Litigation. Except as set forth on SCHEDULE 8.1.19 hereto, there are no actions, suits, proceedings or investigations pending on the date hereof, or to the knowledge of Borrower, threatened on the date hereof, against or affecting Borrower or any of its Subsidiaries, or the business, operations, Property, prospects, profits or condition of Borrower or any of its Subsidiaries, and no such action, suit or proceeding will, if decided adversely, have a Material Adverse Effect. Neither Borrower nor any of its Subsidiaries is in default on the date hereof with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal.

                  8.1.20 No Defaults. No event has occurred and no condition exists which would, upon or after the execution and delivery of this Agreement or Borrower's performance hereunder, constitute a Default or an Event of Default. Neither Borrower nor any of its Subsidiaries is in default, and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any Indebtedness to any Person for Money Borrowed.

                  8.1.21 Leases. SCHEDULE 8.1.21 hereto is a complete listing of all capitalized and operating leases of Borrower and its Subsidiaries on the date hereof. Each of Borrower and its Subsidiaries is in full compliance with all of the terms of each of its respective capitalized and operating leases.

                  8.1.22 Pension Plans. Except as disclosed on SCHEDULE 8.1.22 hereto, neither Borrower nor any of its Subsidiaries has any Plan on the date hereof. Borrower and each of its Subsidiaries is in full compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan. No fact or situation that could result in a Material Adverse Effect exists in connection with any Plan. Neither Borrower nor any of its Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

                  8.1.23 Trade Relations. There exists no actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between Borrower or any of its Subsidiaries and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of Borrower or any of its Subsidiaries, or with any material supplier, and, to the best of Borrower's knowledge, there exists no present condition or state of facts or circumstances which would materially affect adversely Borrower or any of its Subsidiaries or prevent Borrower or any of its Subsidiaries from conducting such business after the consummation of the transactions contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

                  8.1.24 Labor Relations. Except as described on SCHEDULE 8.1.24 hereto, neither Borrower nor any of its Subsidiaries is a party on the date hereof to any collective bargaining agreement. There are no material grievances, disputes or controversies with any union or any other organization of Borrower's or any of its Subsidiaries' employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

                  8.1.25 Investment Company Act; Public Utility Holding Company Act. Borrower is not an "investment company" or "person directly or indirectly controlled by or acting on behalf of an investment company" within the meaning of the Investment Company Act of 1940, or a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935.

                  8.1.26 Margin Stock. Neither Borrower nor any of its Subsidiaries is engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

         8.2 Continuous Nature of Representations and Warranties. Each representation and warranty contained in this Agreement and the other Loan Documents shall be continuous in nature and shall remain accurate, complete and not misleading at all times during the term of this Agreement, except for changes in the nature of Borrower's or any of its Subsidiary's business or operations that may occur after the date hereof, so long as Lender has consented to such changes or such changes are not prohibited by the terms of this Agreement.

         8.3 Survival of Representations and Warranties. All representations and warranties of Borrower contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.

SECTION 9. COVENANTS AND CONTINUING AGREEMENTS

         9.1 Affirmative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:

                  9.1.1 Visits and Inspections. Permit representatives of Lender, from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the Property of Borrower and each of its Subsidiaries, inspect, audit and make extracts from its books and records, and discuss with its officers, its employees and its independent accountants, Borrower's and each of its Subsidiaries' business, assets, liabilities, financial condition, business prospects and results of operations.

                  9.1.2 Notices. Notify Lender in writing (i) of the occurrence of any event or the existence of any fact which renders any representation or warranty in this Agreement or any of the other Loan Documents inaccurate, incomplete or misleading in any material respect; (ii) promptly after Borrower's learning thereof, of the commencement of any litigation affecting Borrower or any of its Subsidiaries or any of its Property, whether or not the claim is considered by Borrower to be covered by insurance, and of the institution of any administrative proceeding which, in either case, may have a Material Adverse Effect; (iii) at least sixty (60) days prior thereto, of Borrower's opening of any new office or place of business or Borrower's closing of any existing office or place of business; (iv) promptly after Borrower's learning thereof, of any organized labor dispute to which Borrower may become a party, any strikes or walkouts by organized labor relating to any of its plants or other facilities, and the expiration of any collective bargaining agreement to which it is a party or by which it is bound; (v) promptly after Borrower's learning thereof, of any material default by Borrower under any note, indenture, loan agreement, mortgage, lease, deed, guaranty or other similar agreement relating to any Indebtedness of Borrower exceeding $250,000; (vi) promptly after the occurrence thereof, of any Default or Event of Default; (vii) promptly after the occurrence thereof, of any default by any obligor under any note or other evidence of Indebtedness in excess of $100,000 payable to Borrower; and (viii) promptly after the rendition thereof, of any judgment rendered against Borrower in an amount exceeding $50,000 which is not fully covered by insurance.

                  9.1.3 Financial Statements. Keep, and cause each Subsidiary to keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and furnished to Lender the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless Borrower's certified public accountants concur in any change therein and such change is disclosed to Lender and is consistent with
GAAP):

                           (i) not later than ninety (90) days after the close of each fiscal year of Borrower, audited financial statements of Borrower and its Subsidiaries as of the end of such year, on a Consolidated and consolidating basis, certified by a firm of independent certified public accountants of recognized standing selected by Borrower but acceptable to Lender (except for a qualification for a change in accounting principles with which the accountant concurs);

                           (ii) not later than (a) thirty (30) days after the end of each fiscal monthly period within a fiscal quarter hereafter, and (b) the earlier of (i) forty-five (45) days after the end of each fiscal quarter hereafter, or (ii) the filing of any quarterly or annual statement pursuant to clause (iii) below, unaudited interim financial statements of Borrower and its Subsidiaries as of the end of such month and of the portion of Borrower's financial year then elapsed, on a Consolidated and consolidating basis, certified by the chief financial officer of Borrower as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of Borrower and its Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                           (iii) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which Borrower has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

                           (iv) not later than twenty (20) days after the end of each monthly period hereafter, an accurate and complete report of the accounts payable of Borrower and its Subsidiaries, in form and substance satisfactory to Lender;

                           (v) promptly after the filing thereof, copies of any annual report to be filed with ERISA in connection with each Plan; and

                           (vi) such other data and information (financial and otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or Borrower's and each of its Subsidiaries' financial condition or results of operations.

                  Concurrently with the delivery of the financial statements described in clause (i) of this Section 9.1.3, Borrower shall forward to Lender a copy of the accountants' letter to Borrower's management that is prepared in connection with such financial statements. Within forty-five (45) days of the end of each quarterly period and concurrently with the delivery of the financial statements to be delivered pursuant to clause (i) of this Section 9.1.3, or more frequently if requested by Lender, Borrower shall cause to be prepared and furnished to Lender a Compliance Certificate in the form of EXHIBIT D hereto executed by the Chief Financial Officer of Borrower.

                  9.1.4 Landlord and Storage Agreements. Provide Lender with copies of all agreements between Borrower or any of its Subsidiaries and any landlord or warehouseman which owns any premises at which any Inventory may, from time to time, be kept.

                  9.1.5 Projections. No later than thirty (30) days prior to the end of each fiscal year of Borrower, deliver to Lender Projections of Borrower for the forthcoming fiscal year, by monthly period.

                  9.1.6 Taxes and Liens. Pay and discharge, and cause each Subsidiary to pay and discharge, all Taxes prior to the date on which such Taxes become delinquent or penalties attach thereto, except and only to the extent that such Taxes are being Properly Contested. Borrower shall also pay, discharge or provide a bond with respect to, any lawful claims which, if unpaid or unbonded, might become a Lien against any of Borrower's Property except for Permitted Liens.

                  9.1.7 Tax Returns. File, and cause each Subsidiary to file, all federal, state and local tax returns and other reports Borrower or such Subsidiary is required by law to file and maintain adequate reserves for the payment of all Taxes imposed upon it, its income or its profits, or upon any Property belonging to it.

                  9.1.8 Compliance with Applicable Laws. Comply, and cause each Subsidiary to comply, with all Applicable Laws, and obtain and keep in force any and all licenses, permits, franchises or other governmental authorizations necessary to the ownership of its Property or to the conduct of its business, which violation or failure to obtain might have a Material Adverse Effect.

                  9.1.9 Subordinations. Provide Lender with a debt subordination agreement, in form and substance satisfactory to Lender, executed by Borrower and any Person who is an officer, director or Affiliate of Borrower to whom Borrower is or hereafter becomes indebted for Money Borrowed, subordinating in right of payment and claim all of such Indebtedness to the full and final payment and performance of the Obligations.

                  9.1.10 Administration of Equipment. Keep accurate records itemizing and describing the kind, type, quality, quantity and value of its Equipment, and maintain the Equipment in good operating condition and repair, and make all necessary replacements of and repairs thereto so that the value and operating efficiency of the Equipment shall be maintained and preserved, reasonable wear and tear excepted.

                  9.1.11 Conduct of Business; Maintenance of Existence. Conduct, and cause each Subsidiary to conduct, its business substantially as now conducted or as otherwise permitted hereunder and preserve all of its rights, privileges and franchises necessary and desirable in connection therewith.

         9.2. Negative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless Lender has first consented thereto in writing, it will not:

                  9.2.1 Fundamental Changes. Merge or consolidate, or permit any Subsidiary of Borrower to merge or consolidate, with any Person; nor acquire, nor permit any of its Subsidiaries to acquire, all or any substantial part of the Property of any Person.

                  9.2.2 Loans. After the Closing Date, make, or permit any Subsidiary of Borrower to make, any loans or other advances of money (other than for travel advances, advances against commissions and other similar advances in the ordinary course of business) to any Person provided, however, Borrower may make loans or other advances of money to its shareholders from and after the Closing Date if, and only if, and only to the extent that (i) no Default or Event of Default exists, (ii) immediately after giving effect to such loan or other advance of money, no Default or Event of Default shall occur, (iii) immediately after giving effect to such loan or other advance of money, Availability is not less than $8,000,000, (iv) such loan or other advance of money has been duly authorized by all necessary corporate action and is permitted by Applicable Law, (v) such loans and advances, when added to the Distributions made pursuant to the proviso of Section 9.2.7 hereof and the Restricted Investments made pursuant to the proviso of Section 9.2.10 hereof, do not exceed $5,000,000 in the aggregate, and (vi) the Consolidated Fixed Charge Coverage Ratio for the most recently ended six (6) fiscal monthly periods is not less than 1.0 to 1.0.

                  9.2.3 Affiliate Transactions. Enter into, or be a party to, or permit any Subsidiary of Borrower to enter into or be a party to, any transaction with any Affiliate of Borrower, except (i) in the ordinary course of and pursuant to the reasonable requirements of Borrower's or such Subsidiary's business, (ii) upon fair and reasonable terms which are fully disclosed to Lender and are no less favorable to Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person not an Affiliate of Borrower or such Subsidiary, and (iii) as approved by Borrower's board of directors and a copy of such approval which contains a description of such transaction shall be forwarded to Lender.

                  9.2.4 Limitation on Liens. Create or suffer to exist, or permit any Subsidiary of Borrower to create or suffer to exist, any Lien upon any of its Property, income or profits, whether now owned or hereafter acquired, except:

                           (i) Liens at any time granted in favor of Lender;

                           (ii) Liens for taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due or that are being Properly Contested;

                           (iii) statutory Liens arising in the ordinary course of Borrower's or such Subsidiary's business by operation of law or regulation, but only if payment in respect of any such Lien is not at the time required or such Liens are being Properly Contested and do not, in the aggregate, materially detract from the value of the Property of Borrower or such Subsidiary or materially impair the use thereof in the operation of Borrower's or such Subsidiary's business;

                           (iv) Purchase Money Liens securing Permitted Purchase Money Indebtedness;

                           (v) Liens securing Indebtedness of one of Borrower's Subsidiaries to Borrower or another such Subsidiary;

                           (vi) Liens on Equipment;

                           (vii) such other Liens as appear on SCHEDULE 9.2.4 hereto; and

                           (viii) reservations, exceptions, easements, rights-of-way and other similar encumbrances affecting the real Property of Borrowers and their Subsidiaries that do not interfere with the ordinary conduct of the business of any Borrower and its Subsidiaries;

                           (ix) interests of lessors under leases which are required to be capitalized for financial reporting purposes in accordance with GAAP;

                           (x) Liens in favor of warehousemen, processors, fillers and packers arising in the ordinary course of Borrower's or such Subsidiary's business, but only if payment in respect of any such Lien is not at the time required or such Liens are being Properly Contested and do not, in the aggregate, materially detract from the value of the Property of Borrower or such Subsidiary or materially impair the use thereof in the operation of Borrower's or such Subsidiary's business;

                           (xi) such other Liens as Lender may hereafter approve in writing.

                  9.2.5 Total Indebtedness. Create, incur, assume, or suffer to exist, or permit any Subsidiary of Borrower to create, incur or suffer to exist, any Indebtedness for Money Borrowed, except (i) Obligations owing to Lender;
(ii) Subordinated Debt; (iii) Permitted Purchase Money Indebtedness; and (iv) provided no Default or Event of Default has occurred and is continuing, (a) Indebtedness for Money Borrowed (which for purposes of this Section 9.2.5 shall not include Permitted Purchase Money Indebtedness) not in excess of $1,000,000 in the aggregate at any one time outstanding, and (b) Indebtedness for Money Borrowed in excess of $1,000,000 in the aggregate at any one time outstanding but not in excess of $10,000,000 in the aggregate at any one time outstanding if the Indebtedness and any Liens granted pursuant to the incurring of such Indebtedness are subject to an intercreditor agreement or subordination agreement, in form and substance satisfactory to Lender in its sole discretion.

                  9.2.6 Subordinated Debt. Make, or permit any Subsidiary of Borrower to make, any payment of any Subordinated Debt or take any other action or omit to take any other action in respect of any Subordinated Debt, except in accordance with the agreement relative to such Subordinated Debt.

                  9.2.7 Distributions. Declare or make, or permit any Subsidiary of Borrower to declare or make, any Distributions; provided, however, Borrower may make Distributions from and after the Closing Date if, and only if, and only to the extent that (i) no Default or Event of Default exists, (ii) immediately after giving effect to such Distribution, no Default or Event of Default shall occur, (iii) immediately after giving effect to such Distribution, Availability is not less than $8,000,000, (iv) such Distribution has been duly authorized by all necessary corporate action and is permitted by Applicable Law, and (v) Distributions, when added to the loans and advances of money made pursuant to the proviso of Section 9.2.2 hereof and the Restricted Investments made pursuant to the proviso of Section 9.2.10 hereof, do not exceed $5,000,000 in the aggregate.

                  9.2.8 Disposition of Assets. Sell, lease or otherwise dispose of any of, or permit any Subsidiary of Borrower to sell, lease or otherwise dispose any of, the Collateral, to or in favor of any Person, except (i) sales of Inventory in the ordinary course of business for so long as no Event of Default exists hereunder, or (iii) dispositions expressly authorized by this Agreement.

                  9.2.9 Bill-and-Hold Sales, Etc. Make a sale to any customer on a bill-and-hold, guaranteed sale, sale and return, sale on approval or consignment basis, or any sale on a repurchase or return basis.

                  9.2.10 Restricted Investment. After the Closing Date, make, or permit any Subsidiary of Borrower to make, any Restricted Investment; provided, however, Borrower may make Restricted Investments from and after the Closing Date if, and only if, and only to the extent that (i) no Default or Event of Default exists, (ii) immediately after giving effect to such Restricted Investment, no Default or Event of Default shall occur, (iii) immediately after giving effect to such Restricted Investment, Availability is not less than $8,000,000, (iv) such Restricted Investment has been duly authorized by all necessary corporate action and is permitted by Applicable Law, and (v) Restricted Investments, when added to the loans and advances of money made pursuant to the proviso of Section 9.2.2 hereof and the Distributions made pursuant to the proviso of Section 9.2.7 hereof, do not exceed $5,000,000 in the aggregate.

                  9.2.11 Tax Consolidation. File or consent to the filing of any consolidated income tax return with any Person other than a Subsidiary of Borrower.

                  9.2.12 Fiscal Year. Change its fiscal year from the first Saturday in March of each year.

                  9.2.13 Guaranties. Become liable upon the obligations of any Person, by assumption, endorsement or guaranty thereto or otherwise (other than to Lender), except (i) the endorsement of checks in the ordinary course of business and (ii) guarantees of Indebtedness in the aggregate amount not in excess of $100,000 in the aggregate issued by Borrower in the ordinary course of its business.

         9.3 Specific Financial Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall comply with the following financial covenants:

                  9.3.1 Consolidated Net Worth. Borrower and its Subsidiaries shall maintain at all times during the then current fiscal year, Net Worth of not less than the sum of Net Worth for fiscal year ending March 4, 2000, as reflected on the financial statements required to be provided to Lender pursuant to Section 9.1.3(i) hereof, less $5,000,000, plus seventy-five percent (75%) of Consolidated Net Income for each fiscal year ending after March 4, 2000 (with no reduction for negative Consolidated Net Income).

                  9.3.2 EBITDA. Borrower and its Subsidiaries shall achieve EBITDA of not less than the amount shown below for the period corresponding thereto:

                     Period                                   EBITDA
                     ------                                   ------

         First fiscal quarter of fiscal year                $ 2,500,000
         ending March 3, 2001

         Second fiscal quarter of fiscal year               $ 3,100,000
         ending March 3, 2001

         Third fiscal quarter of fiscal year                $ 4,500,000
         ending March 3, 2001

         Fourth fiscal quarter of fiscal year               $ 4,000,000
         ending March 3, 2001

         Four fiscal quarters ending with the               $14,000,000
         first fiscal quarter of fiscal year
         ending March 2, 2002

         Four fiscal quarters ending with the               $14,000,000
         second fiscal quarter of fiscal year
         ending March 2, 2002

         Four fiscal quarters ending with the               $14,000,000
         third fiscal quarter of fiscal year
         ending March 2, 2002

         Fiscal year ending March 2, 2002                   $14,000,000

                     Period                                    EBITDA
                     ------                                    ------

         Four fiscal quarters ending with the               $16,000,000
         first fiscal quarter of fiscal year
         ending March 1, 2003 and for
         each four fiscal quarters ending
         thereafter

                  9.3.3 Availability. Borrower shall have Availability of not less than $5,000,000 until such time as Lender has received the financial statements for fiscal year ending March 4, 2000 which are required to be delivered by Borrower to Lender pursuant to Section 9.1.3(i) hereof, and not less than $3,000,000 at all times thereafter.

SECTION 10. CONDITIONS PRECEDENT

         10.1. Conditions Precedent to Initial Revolver Loan on Closing Date. Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other Sections of this Agreement, it is understood and agreed that Lender will have no obligation to make the initial Revolver Loan under Section 1 of this Agreement on the Closing Date unless and until, in addition to each of the conditions set forth in Section 10.2 hereof, each of the following conditions has been satisfied:

                  10.1.1 Documentation. Lender shall have received the following documents, each to be in form and substance satisfactory to Lender and its counsel:

                           (i) Certified copies of casualty insurance policies of Borrower, together with loss payable endorsements on Lender's standard form of Loss Payee Endorsement naming Lender as loss payee as its interests may appear, and certified copies of the liability insurance policies of Borrower, together with endorsements naming Lender as a coinsured;

                           (ii) Copies of all filing receipts or acknowledgments issued by any governmental authority to evidence any filing or recordation necessary to perfect the Liens of Lender in the Collateral and evidence in a form acceptable to Lender that such Liens constitute valid and perfected first priority security interests and Liens, subject only to those Permitted Liens which are expressly stated to have priority over the Liens of Lender;

                           (iii) Copies of the Articles of Incorporation of Borrower, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation;

                           (iv) Good standing certificates for Borrower issued by the Secretary of State or other appropriate official of Borrower's jurisdiction of incorporation and each jurisdiction where the conduct of Borrower's business activities necessitates qualification and in which the failure of Borrower to be so qualified would have a Material Adverse Effect;

                           (v) A closing certificate signed by an authorized officer of Borrower, dated as of the Closing Date, stating that (a) the representations and warranties set forth in Section 8 hereof are true and correct in all material respects on and as of such date, (b) Borrower is on such date in compliance in all material respects with all the terms and provisions set forth in this Agreement and the other Loan Documents and (c) on such date no Default or Event of Default exists;

                           (vi) The Security Documents duly executed, accepted and acknowledged by or on behalf of each of the signatories thereto;

                           (vii) The Other Agreements duly executed and delivered by Borrower;

                           (viii) The favorable, written opinion of counsel to Borrower and Properties as to the transactions contemplated by this Agreement and the other Loan Documents;

                           (ix) Written instructions from Borrower directing the application of proceeds of the initial Revolver Loan made to Borrower pursuant to this Agreement on the Closing Date;

                           (x) Certificates of the Secretary or an Assistant Secretary of Borrower certifying (a) that attached thereto is a true and complete copy of the Bylaws of Borrower, as in effect on the date of such certification, (b) that attached thereto is a true and complete copy of the resolutions adopted by the Board of Directors of Borrower, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which Borrower is a party and the consummation of the transactions contemplated hereby and thereby, and
         (c) as to the incumbency and genuineness of the signature of each officer of Borrower executing this Agreement or any of the Loan Documents;

                           (xi) Duly executed agreement for the establishment of the Dominion Account;

                           (xii) Copies of the Articles of Organization of Properties, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation;

                           (xiii) Good standing certificates for Properties issued by the Secretary of State or other appropriate official of Properties' jurisdiction of incorporation and each jurisdiction where the conduct of Properties' business activities necessitates qualification and in which the failure of Properties to be so qualified would have a Material Adverse Effect;

                           (xiv) Certificates of the members or manager of Properties certifying (a) that attached thereto is a true and complete copy of the operating agreement of Properties, as in effect on the date of such certification, (b) that attached thereto is a true and complete copy of the resolutions adopted by the members of Properties, authorizing the execution, delivery and performance of the Guaranty, the Trademark Security Agreement and the other Loan Documents to which Properties is a party and the consummation of the transactions contemplated thereby, and (c) as to the incumbency and genuineness of the signature of each member or manager of Properties executing this the Guaranty, the Trademark Security Agreement and the other Loan Documents to which Properties is a party;

                           (xv) Landlord or warehouseman agreements with respect to certain premises leased by Borrower, which are disclosed on SCHEDULE
         7.1.1 hereto by the designation "primary location";

                           (xvi) Written confirmations from all Persons which have been granted Liens (other than Permitted Liens) in any Collateral of the balance due on the Indebtedness owed to them as of the Closing Date and that simultaneously with the receipt thereof such Persons will execute and deliver to Lender such releases and terminations as may be necessary to release and cancel of record their Liens in any Collateral; and

                           (xvii) Such other documents, instruments and agreements as Lender shall reasonably request in connection with the foregoing matters.

                  10.1.2 No Injunction, etc. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the Loan Documents or the consummation of the transactions contemplated hereby or which, in Lender's sole judgment, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents.

                  10.1.3 Consents. All approvals, licenses, consents and filings necessary to permit the transactions contemplated by this Agreement shall have been obtained and made.

                  10.1.4 Material Adverse Change. There shall not have occurred any material adverse change in the financial condition, results of operations or business of Borrower or the value of the Collateral from April 30, 2000 to the Closing Date, or any event, condition or state of facts which would reasonably be expected to have a Material Adverse Effect, as reasonably determined by Lender.

                  10.1.5 No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing.

                  10.1.6 Availability. On the Closing Date, after giving effect to the initial Revolver Loan and the transactions contemplated by this Agreement and the other Loan Documents, Borrower shall have Availability of not less than $15,000,000.

                  10.1.7 Liens. Lender shall be satisfied that this Agreement and the other Loan Documents create or will create, as security for the Obligations, a valid and enforceable perfected first priority security interest in and Lien upon all of the Collateral in favor of Lender, subject to no other Liens other than Permitted Liens which are expressly stated to have priority over the Liens of Lender.

                  10.1.8 Interim Financial Statements. Lender shall have received copies of the Consolidated financial statements of Borrower and its Subsidiaries for the monthly period ending May 6, 2000 and for the portion of the fiscal year then elapsed.

         10.2 Conditions Precedent to All Loans and Letters of Credit and Letter of Credit Guaranties. Notwithstanding any of the provisions of this Agreement or the other Loan Documents, and without affecting in any manner the rights of Lender under the other Sections of this Agreement, it is understood and agreed that Lender will have no obligation to make any Loan (including the initial Revolver Loan) or issue any Letter of Credit or Letter of Credit Guaranty unless and until, in addition to the conditions set forth in Section 10.1, each of the following conditions has been and continues to be satisfied:

                  10.2.1 Events of Default. No Default, Event of Default or Overadvance Condition shall exist.

                  10.2.2 Delivery of Documents. Lender shall have received copies of all documents, reports and information required to be delivered to Lender hereunder.

                  10.2.3 Representations and Warranties. The representations and warranties contained in Section 8 of this Agreement and in the Loan Documents shall be true and correct in all material respects except for changes in the nature of Borrower's or any of its Subsidiary's business or operations after the date of this Agreement, so long as Lender has consented to such changes or such changes are not prohibited by this Agreement.

                  10.2.4 Performance of Agreement. All covenants and agreements on the part of Borrower and its Subsidiaries to be performed under this Agreement and the other Loan Documents shall have been performed and, unless otherwise expressly agreed, any conditions precedent set forth in Section 10.1 hereof shall have been fulfilled.

                  10.2.5 Subordinated Debt. The Loan, if made, would enjoy the benefits and privileges of being senior in right of payment to all Subordinated Debt then outstanding.

         10.3 Waiver of Conditions Precedent. If Lender makes any Loan prior to the fulfillment of any of the conditions precedent set forth in Sections 10.1 and 10.2 hereof, the making of such Loan shall constitute only an extension of time for the fulfillment of such condition and not a waiver thereof, and Borrower shall thereafter use its best efforts to fulfill such condition promptly.

SECTION 11. EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

         11.1 Events of Default. The occurrence of one or more of the following events shall constitute an "Event of Default":

                  11.1.1 Payment of Loans. Borrower shall fail to make any payment of principal, interest or premium, if any, owing on the Loans on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

                  11.1.2 Payment of Other Obligations. Borrower shall fail to pay any of the other Obligations (other than those dealt with specifically in Section 11.1.1 hereof) on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise) and such failure shall continue for a period of five (5) Business Days after Lender's giving Borrower written notice thereof.

                  11.1.3 Misrepresentations. Any representation, warranty or other statement made or furnished to Lender by or on behalf of Borrower or any Subsidiary of Borrower in this Agreement, any of the other Loan Documents or any instrument, certificate or financial statement furnished in compliance with or in reference thereto proves to have been false or misleading in any material respect when made or furnished or when reaffirmed pursuant to Section 8.2 hereof.

                  11.1.4 Breach of Specific Covenants. Borrower shall fail or neglect to perform, keep or observe any covenant contained in Sections 6.3, 7.1.1, 7.2.5, 9.1.1, 9.1.3, 9.2 or 9.3 hereof on the date that Borrower is required to perform, keep or observe such covenant.

                  11.1.5 Breach of Other Covenants/Other Agreements. Borrower shall fail or neglect to perform, keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section 11.1 hereof) or the Other Agreements and the breach of such other covenant or the Other Agreements is not cured to Lender's satisfaction within fifteen (15) days after the sooner to occur of Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower.

                  11.1.6 Default Under Security Documents. Any event of default shall occur under, or Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the Security Documents and such default shall continue uncured beyond any applicable grace period.

                  11.1.7 Other Defaults. There shall occur any default or event of default on the part of Borrower under any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound, creating or relating to any Indebtedness (other than the Obligations) and such default or event of default shall continue uncured beyond any grace period applicable thereto.

                  11.1.8 Uninsured Losses. Any material loss, theft, damage or destruction of any of the Collateral not fully covered (subject to such deductibles as Lender shall have permitted) by insurance.

                  11.1.9 Insolvency and Related Proceedings. Borrower shall cease to be Solvent or shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against Borrower under the Federal Bankruptcy Code (if against Borrower, the continuation of such proceeding for more than sixty (60) days), or Borrower shall make any offer of settlement, extension or composition to its unsecured creditors generally.

                  11.1.10 Business Disruption; Condemnation. Borrower or any Subsidiary of Borrower shall suffer the loss or revocation of any license or permit now held or hereafter acquired by Borrower which is necessary to the continued or lawful operation of its business; or Borrower shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which Borrower leases, uses or occupies any Property shall be canceled or terminated prior to the expiration of its stated term; or any material part of the Collateral shall be taken through condemnation or the value of such Property shall be materially impaired through condemnation.

                  11.1.11 ERISA. A Reportable Event shall occur which Lender, in its sole discretion, shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if Borrower or any Subsidiary of Borrower is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from Borrower's or such Subsidiary's complete or partial withdrawal from such Plan.

                  11.1.12 Challenge to Agreement. Borrower, any Subsidiary of Borrower, or any Affiliate of any of them, shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement, or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender.

                  11.1.13 Criminal Forfeiture. Borrower or any Subsidiary of Borrower shall be criminally indicted or convicted under any law that could lead to a forfeiture of any Property of Borrower or any Subsidiary of Borrower.

                  11.1.14 Judgments. One or more money judgments, writs of attachment or similar process is filed against Borrower or any Subsidiary of Borrower or any of their respective Property which require the payment of money in excess of $50,000 in the aggregate, and the same is not released, discharged or bonded within thirty (30) days after the same becomes a Lien.

                  11.1.15 Repudiation of or Default Under Guaranty Agreement. Any Guarantor shall revoke or attempt to revoke the Guaranty Agreement signed by such Guarantor, or shall repudiate such Guarantor's liability thereunder or shall be in default under the terms thereof.

         11.2 Acceleration of the Obligations. Without in any way limiting the right of Lender to demand payment of any portion of the Obligations payable on demand in accordance with the provisions of this Agreement, upon or at any time after the occurrence of an Event of Default, all or any portion of the Obligations shall, at the option of Lender and without presentment, demand, protest or further notice by Lender, become at once due and payable and Borrower shall forthwith pay to Lender the full amount of such Obligations, provided, that upon the occurrence of an Event of Default specified in Section 11.1.9 hereof, all of the Obligations shall become automatically due and payable without declaration, notice or demand by Lender.

         11.3 Other Remedies. Upon and after the occurrence of an Event of Default, Lender shall have and may exercise from time to time the following rights and remedies:

                  11.3.1 All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which Lender may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

                  11.3.2 The right to terminate this Agreement as provided in
Section 5.2.1 hereof.

                  11.3.3 The right to notify Account Debtors to make remittance to Lender of all sums due on Accounts of Borrower, collect such Accounts directly from the Account Debtors, and take such other and further action with respect thereto as set forth in Section 12.1.2 hereof.

                  11.3.4 The right to take immediate possession of the Collateral, and to (i) require Borrower to assemble the Collateral, at Borrower's expense, and make it available to Lender at a place designated by Lender which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of Borrower, Borrower agrees not to charge Lender for storage thereof).

                  11.3.5 The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable. Borrower agrees that ten (10) days written notice to Borrower of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Lender may designate in said notice. Lender shall have the right to conduct such sales on Borrower's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. Lender shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral may be applied, after allowing two (2) Business Days for collection, first, to the costs, expenses and attorneys' fees incurred by Lender in collecting the Obligations, enforcing the rights of Lender under the Loan Documents and collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and delivering any Collateral; second, to the interest due upon any of the Obligations; and third, to the principal of the Obligations. If any deficiency shall arise, Borrower shall remain liable to Lender therefor.

                  11.3.6 Lender is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral, and Borrower's rights, subject to the rights of the licensor or franchisor, under all licenses and all franchise agreements shall inure to Lender's benefit.

                  11.3.7 With respect to the face amount of all Letters of Credit and Letter of Credit Guaranties then outstanding, Lender may, at its option, require Borrower to deposit with Lender funds equal to such undrawn face amount, and if Borrower fails promptly to make such deposit, Lender may advance such amount as a Revolver Loan. Any such deposit or advance shall be held by Lender in the Cash Collateral Account as a reserve to fund future payments on such Letters of Credit or Letter of Credit Guaranties. At such time as all Letters of Credit and Letter of Credit Guaranties have expired or have been canceled or terminated and Lender and its Affiliates released from all liability thereunder, any amounts remaining in such reserves shall be applied against any outstanding Obligations, or, to the extent all Obligations have been indefeasibly paid in full, returned to Borrower.

         11.4 Remedies Cumulative; No Waiver. All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of Borrower contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or contained in any other agreement between Lender and Borrower, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrower herein contained. The failure or delay of Lender to require strict performance by Borrower of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Borrower to Lender shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the other Loan Documents and no Event of Default by Borrower under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to Borrower.

SECTION 12. MISCELLANEOUS

         12.1 Power of Attorney. Borrower hereby irrevocably designates, makes, constitutes and appoints Lender (and all Persons designated by Lender) as Borrower's true and lawful attorney (and agent-in-fact) and Lender, or Lender's agent, may, without notice to Borrower and in either Borrower's or Lender's name, but at the cost and expense of Borrower:

                 12.1.1 At such time or times as Lender or said agent, in its sole discretion, may determine, endorse Borrower's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Lender or under Lender's control.

                 12.1.2 At such time or times upon or after the occurrence of an Event of Default as Lender or its agent in its sole discretion may determine:
(i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrower's rights and remedies with respect to the collection of the Accounts;
(ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Lender deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to Borrower and notify postal authorities to change the address for delivery thereof to such address as Lender may designate; (vii) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Lender on account of the Obligations; (viii) endorse the name of Borrower upon any Chattel Paper, Document, Instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory and any other Collateral; (ix) use Borrower's stationery and sign the name of Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory and any other Collateral; (xi) make and adjust claims under policies of insurance; and (xii) do all other acts and things necessary, in Lender's determination, to fulfill Borrower's obligations under this Agreement.

         12.2 Indemnity. Borrower hereby agrees to indemnify Lender and hold Lender harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Lender (including reasonable attorneys fees and legal expenses) as the result of Borrower's or any of its Subsidiary's failure to observe, perform or discharge Borrower's duties hereunder or under any of the Loan Documents. In addition, Borrower shall defend Lender against and save it harmless from all claims of any Person with respect to the Collateral. Without limiting the generality of the foregoing, these indemnities shall extend to any claims asserted against Lender by any Person under any Environmental Laws or similar laws by reason of Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Additionally, if any Taxes (excluding Taxes imposed upon or measured by the net income of Lender, but including, without limitation, any intangibles tax, stamp tax, recording tax or franchise tax) shall be payable by Lender or by Borrower or any of its Subsidiaries on account of the execution or delivery of this Agreement, or the execution, delivery, issuance or recording of any of the other Loan Documents, or the creation of any of the Obligations, by reason of any Applicable Law now or hereafter in effect, Borrower will pay (or will promptly reimburse Lender for the payment of) all such Taxes, including, without limitation, any interest and penalties thereon, and will indemnify and hold Lender harmless from and against all liability in connection therewith.

         12.3 Survival of Indemnities. Notwithstanding any contrary provision in this Agreement, the obligation of Borrower with respect to each indemnity given by it in this Agreement or any of the other Loan Documents shall survive the payment in full of the Obligations and the termination of this Agreement.

         12.4 Modification of Agreement; Sale of Interest. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by Borrower and Lender. Borrower may not sell, assign or transfer any interest in this Agreement, any of the other Loan Documents, or any of the Obligations, or any portion thereof, including, without limitation, Borrower's rights, title, interests, remedies, powers, and duties hereunder or thereunder. Borrower hereby consents to Lender's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including, without limitation, Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder. In the case of an assignment, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were "Lender" hereunder and Lender shall be relieved of all obligations hereunder upon any such assignments. Borrower agrees that it will use its best efforts to assist and cooperate with Lender in any manner reasonably requested by Lender to effect the sale of participations in or assignments of any of the Loan Documents or any portion thereof or interest therein, including, without limitation, assisting in the preparation of appropriate disclosure documents. Borrower further agrees that Lender may disclose credit information regarding Borrower and its Subsidiaries to any potential participant or assignee.

         12.5 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         12.6 Successors and Assigns. This Agreement, the Other Agreements and the Security Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrower and Lender.

         12.7 Cumulative Effect; Conflict of Terms. The provisions of the Other Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

         12.8 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

         12.9 Notice. All notices, requests and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile transmission and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt, three (3) Business Days after deposit in the mail, postage prepaid, or, in the case of facsimile transmission, when received (if on a Business Day and, if not received on a Business Day, then on the next Business Day after receipt), addressed as follows:

         If to Lender:              Fleet Capital Corporation
                                    6100 Fairview Road, Suite 200
                                    Charlotte, North Carolina 28210
                                    Attention:  Southeast Loan Administration
                                    Facsimile No. 704-553-6738

         With a copy to:            Carruthers & Roth, P.A.
                                    235 North Edgeworth Street
                                    Greensboro, North Carolina 27401
                                    Attention:  Kenneth M. Greene, Esq.
                                    Facsimile No. 336-273-7885

         If to Borrower:            Fresh Foods, Inc.
                                    9990 Princeton Road
                                    Cincinnati, Ohio  45246
                                    Attention: Chief Financial Officer
                                    Facsimile No. 513-682-7158

         With a copy to:            Battle, Winslow, Scott & Wiley, P.A.
                                    2343 Professional Drive
                                    Rocky Mount, North Carolina  27804
                                    Attention: T. Stewart Gibson
                                    Facsimile No. 252-937-8100

or to such other address as each party may designate for itself by notice given in accordance with this Section 12.9; provided, however, that any notice, request or demand to or upon Lender pursuant to Section 3.1.1 or 5.2.2 hereof shall not be effective until received by Lender. Any written notice or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the noticed party.

         12.10 Lender's Consent. Whenever Lender's consent is required to be obtained under this Agreement, any of the Other Agreements or any of the Security Documents as a condition to any action, inaction, condition or event, Lender shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral security for the Obligations, the payment of money or any other matter.

         12.11 Credit Inquiries. Borrower hereby authorizes and permits Lender, at its discretion and without any obligation to do so, to respond to credit inquiries from third parties concerning Borrower or any of its Subsidiaries.

         12.12 Time of Essence. Time is of the essence of this Agreement, the Other Agreements and the Security Documents.

         12.13 Entire Agreement; Appendix A and Exhibits. This Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written. Appendix A and each of the exhibits attached hereto are incorporated into this Agreement and by this reference made a part hereof.

         12.14 Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

         12.15 GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN CHARLOTTE, NORTH CAROLINA. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA; PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN NORTH CAROLINA, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF LENDER'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF LENDER'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF NORTH CAROLINA. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER OR LENDER, BORROWER HEREBY CONSENTS AND AGREES THAT THE SUPERIOR COURT OF MECKLENBURG COUNTY, NORTH CAROLINA, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA, CHARLOTTE DIVISION, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

         12.16 WAIVERS BY BORROWER. BORROWER WAIVES (i) TO THE FULLEST EXTENT PROVIDED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL;
(ii) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO IN THIS REGARD; (iii) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND (v) NOTICE OF ACCEPTANCE HEREOF. BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         IN WITNESS WHEREOF, this Agreement has been duly executed under seal on the day and year specified at the beginning of this Agreement.

ATTEST:                                     FRESH FOODS, INC.
                                            ("BORROWER")


__________________________________          By:_________________________________
         ____________Secretary                 Title:___________________________

         [CORPORATE SEAL]

                                            FLEET CAPITAL CORPORATION
                                            ("LENDER")


                                            By:_________________________________
                                               Title:___________________________


                                            LIBOR LENDING OFFICE:

                                            6100 Fairview Road, Suite 200
                                            Charlotte, North Carolina 28210

                                   APPENDIX A

                               GENERAL DEFINITIONS


                  When used in the Loan and Security Agreement, dated of even date herewith, by and between FLEET CAPITAL CORPORATION and FRESH FOODS, INC., the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

                  Account - shall have the meaning ascribed to the term "account" under the Code.

                  Account Debtor - any Person who is or may become obligated under or on account of an Account.

                  Adjusted LIBOR Rate - with respect to each Interest Period for a LIBOR Rate Loan, an interest rate per annum (rounded to the nearest 1/8 of 1% or, if there is no nearest 1/8 of 1%, the next higher 1/8 of 1%) equal to the quotient of (i) the LIBOR Rate in effect for such Interest Period divided by (ii) a percentage (expressed as a decimal) equal to 100% minus Statutory Reserves.

                  Affiliate - as to any Person, any other Person (other than a Subsidiary): (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person; (ii) which beneficially owns or holds 5% or more of any class of the Voting Stock of such Person; or (iii) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by such Person or a Subsidiary of such Person.

                  Agreement - the Loan and Security Agreement referred to in the first sentence of this Appendix A, as the same may hereafter be amended, modified, supplemented or restated from time to time, all exhibits hereto and this Appendix A.

                  Alternate Base Rate - on any date, the higher of (i) the Base Rate or (ii) the sum of the Federal Funds Effective Rate plus one-half of one percent (0.5%) per annum.

                  Alternate Base Rate Loan - a Loan, or portion thereof, during any period in which it bears interest at a rate based upon the Alternate Base Rate.

                  Applicable Law - all laws, rules and regulations applicable to the Person, conduct, transaction, covenant or Loan Documents in question, including, but not limited to, all applicable common law and equitable principles; all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental bodies; orders, judgments and decrees of all courts and arbitrators.

                  Applicable Margin - for any day, the rate per annum set forth below opposite the applicable Level then in effect, it being understood that the Applicable Margin for (i) the Revolver Loans that are LIBOR Rate Loans shall be the percentage set forth under the column Applicable Margin for LIBOR Rate Loans, (ii) the Revolver Loans that are Alternate Base Rate Loans shall be the percentage set forth under the column Applicable Margin for Alternate Base Rate Loans, and (iii) the unused line fee shall be the percentage set forth under the column Applicable Margin for Unused Line Fee:


                     Applicable Margin   Applicable Margin          Applicable
                         for LIBOR       for Alternate Base         Margin for
         Level           Rate Loans          Rate Loans          Unused Line Fee
         -----           ----------          ----------          ---------------
         Level I            2.50%              0.50%                 0.375%
         Level II           2.25%              0.25%                 0.375%
         Level III          2.00%              0.00%                 0.375%
         Level IV           1.75%              0.00%                 0.250%

                  The Applicable Margin shall, in each case, be determined after receipt by Lender of the financial statements as of the end of each fiscal quarter of Borrower and its Subsidiaries and for that portion of the fiscal year of Borrower and its Subsidiaries then ended which are required to be delivered to Lender in accordance with the provisions of
         Section 9.1.3(ii) of the Agreement, commencing with the fiscal quarter ending December 2, 2000, and shall be adjusted effective on the third
         (3rd) Business Day following the receipt by Lender of such financial statements and the Compliance Certificate in the form of EXHIBIT D to the Agreement executed by the Chief Financial Officer of Borrower (each, an "Adjustment Date"). Such Applicable Margin shall be effective from such Adjustment Date until the next such Adjustment Date. The initial Applicable Margins shall be based on Level I until receipt of the financial statements and Compliance Certificates referred to above. If an Event of Default shall have occurred, the Applicable Margin shall be based on Level I.

                  Availability - the amount of money which Borrower is entitled to borrow from time to time as Revolver Loans, such amount being the difference derived when the sum of the principal amount of Revolver Loans then outstanding (including any amounts which Lender may have paid for the account of Borrower pursuant to any of the Loan Documents and which have not been reimbursed by Borrower) is subtracted from the lesser of the Revolver Facility Amount or the Borrowing Base. If the amount outstanding is equal to or greater than the Borrowing Base, Availability is zero (0).

                  Availability Reserve - on any date of determination thereof, an amount equal to the sum of (i) all amounts of past due rent or other charges owing at such time by Borrower to any landlord of any premises where any of the Collateral is located; (ii) any amounts which Borrower is obligated to pay pursuant to the provisions of the Loan Documents but does not pay when due and which Lender elects to pay pursuant to any of the Loan Documents for the account of Borrower; (iii) an amount equal to the Letter of Credit Obligations outstanding on such date; and
         (iv) such additional reserves established by Lender in such amounts, and with respect to such matters, events, conditions or contingencies as to which Lender, in its credit judgment based upon its usual and customary credit and collateral considerations, determines reserves should be established from time to time, including, without limitation, with respect to (1) price adjustments, damages, unearned discounts, returned products or other matters for which credit memoranda are issued in the ordinary course of Borrower's business, (2) shrinkage, spoilage and obsolescence of Inventory, (3) slow moving Inventory, (4) any diminution in the quantity, quality or value of any of the Collateral, and (5) other sums chargeable against Borrower's Loan Account as Revolver Loans under any Section of the Agreement.

                  Average Monthly Loan Balance - the amount obtained by adding the aggregate unpaid balance of all Loans and Letter of Credit Obligations owing by Borrower to Lender at the end of each day during the month in question and by dividing that sum by the number of days in such month.

                  Bank - Fleet National Bank, a national banking association, and its successors and assigns.

                  Base Rate - the rate of interest generally announced or quoted by Bank from time to time as its base rate for commercial loans, whether or not such rate is the lowest rate charged by Bank to its most preferred borrowers; and, if such base rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate.

                  Board of Governors - the Board of Governors of the Federal Reserve System of the United States.

                  Borrowing - a borrowing of one or more Loans made on the same day by Lender.

                  Borrowing Base - as at any date of determination thereof, an amount equal to the sum of:

                                    (i) eighty-five percent (85%) (or such
                  lesser percentage as Lender, in its sole credit judgment, determine from time to time) of the net amount of Eligible Accounts outstanding at such date; provided, however, that if dilution of Borrower's Accounts for any month exceeds five percent (5%) then Lender may, in its sole and unfettered discretion, reduce the foregoing percentage;

                                      PLUS

                                    (ii) The lesser of (a) $15,000,000 or (b)
                  sixty percent (60%) (or such lesser percentage as Lender, in its sole credit judgment, determine from time to time) of the value of Borrower's Eligible Inventory at such date, calculated on the basis of lower of cost or market with cost calculated on a first-in, first-out basis;

                                      MINUS

                                    (iii) the Availability Reserve.

                  For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which may, at Lender's option, be calculated on shortest terms), sales taxes, credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time.

                  Business Day - any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of North Carolina or the State of Illinois or is a day on which banking institutions located in such states are closed, provided, however, that when used with reference to a LIBOR Rate Loan (including the making, continuing, prepaying or repaying of any LIBOR Rate Loan for an Interest Period), the term "Business Day" shall also exclude any day on which banks are not opened for dealings in dollar deposits on the London interbank market.

                  Capital Expenditures - expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations.

                  Capitalized Lease Obligation - any Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

                  Cash Collateral - cash or Cash Equivalents, and interest earned thereon, deposited with Lender in accordance with the Agreement as security for the Obligations to the extent provided in the Agreement.

                  Cash Collateral Account - an account established by Lender on its books and to which Lender shall credit all Cash Collateral deposited with Lender in accordance with the Agreement.

                  Cash Equivalents - (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government and backed by the full faith and credit of the United States Government having maturities of not more than twelve (12) months from the date of acquisition; (ii) domestic certificates of deposit and time deposits having maturities of not more than twelve (12) months from the date of acquisition, banker's acceptances having maturities of not more than twelve (12) months from the date of acquisition and overnight bank deposits, in each case issued by any commercial bank organized under the laws of the United States, any state thereof or the District of Columbia, which at the time of acquisition are rated A-1 or better by Standard & Poor's Corporation or P-1 or better by Moody's Investors Services, Inc., and (unless issued by Lender) not subject to offset rights in favor of such bank arising from any banking relationship with such bank; (iii) repurchase obligations with a term of not more than thirty (30) days for underlying securities of the types described in clauses (i) and (ii) entered into with any financial institution meeting the qualifications specified in clause (ii); and (iv) commercial paper having at the time of investment therein or a contractual commitment to invest therein a rating of A-1 or better by Standard & Poor's Corporation or P-1 or better by Moody's Investors Services, Inc., and having a maturity within nine (9) months after the date of acquisition thereof.

                  Chattel Paper - shall have the meaning ascribed to "chattel paper" under the Code.

                  Closing Date - the date on which all of the conditions precedent in Section 10 of the Agreement are satisfied and the initial Loan is made under the Agreement.

                  Code - the Uniform Commercial Code as adopted and in force in the State of North Carolina, as from time to time in effect.

                  Collateral - all of the Property and interests in Property described in Section 6 of the Agreement, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations.

                  Consolidated - the consolidation in accordance with GAAP of the accounts or other items as to which such term applies.

                  Consolidated Adjusted Net Earnings From Operations - with respect to any fiscal period, means the net earnings (or loss) after provision for income taxes for such fiscal period of Borrower and its Subsidiaries, as reflected on the financial statement of Borrower supplied to Lender pursuant to Section 9.1.3 of the Agreement, but excluding:

                                    (i) any gain or loss arising from the sale
                  of capital assets;

                                    (ii) any gain arising from any write-up of
                  assets;

                                    (iii) earnings of any Subsidiary of Borrower
                  accrued prior to the date it became a Subsidiary;

                                    (iv) earnings of any corporation,
                  substantially all the assets of which have been acquired in any manner by Borrower, realized by such corporation prior to the date of such acquisition;

                                     (v) net earnings of any business entity
                  (other than a Subsidiary of Borrower) in which Borrower has an ownership interest unless such net earnings shall have actually been received by Borrower in the form of cash distributions;

                                    (vi) any portion of the net earnings of any
                  Subsidiary of Borrower which for any reason is unavailable for payment of dividends to Borrower;

                                    (vii) the earnings of any Person to which
                  any assets of Borrower shall have been sold, transferred or disposed of, or into which Borrower shall have merged, or been a party to any consolidation or other form of reorganization, prior to the date of such transaction;

                                    (viii) any gain arising from the acquisition
                  of any Securities of Borrower; and

                                      (ix) any gain or loss arising from
                  extraordinary or non-recurring items, which amount has been agreed to by Lender.

                  Consolidated EBITDA - with respect to any fiscal period, the sum of (i) Consolidated Adjusted Net Earnings From Operations for such fiscal period, plus (ii) interest, taxes, depreciation and amortization expenses of Borrower and its Subsidiaries for such fiscal period which were subtracted from earnings in calculating Consolidated Adjusted Net Earnings From Operations for such fiscal period.

                  Consolidated Fixed Charge Coverage Ratio - with respect to any period of determination, the ratio of (i) the sum of (a) Consolidated EBITDA for such period minus (b) Capital Expenditures not financed by Permitted Purchase Money Indebtedness which are incurred by Borrower and its Subsidiaries during such fiscal period minus (c) federal and state income taxes actually paid during such period to (ii) the sum of
         (a) payments on Indebtedness for Money Borrowed of Borrower and its Subsidiaries made during such period plus (b) Consolidated Interest Expense for such period.

                  Consolidated Interest Expense - for any fiscal period, the total interest expense of Borrower and its Subsidiaries on a Consolidated basis, as determined in accordance with GAAP.

                  Consolidated Leverage Ratio - at any date means the ratio of
         (i) Indebtedness for Money Borrowed at such date to (ii) Consolidated EBITDA for the four (4) fiscal quarters then ended.

                  Consolidated Net Income - with respect to any fiscal period, the Consolidated net income (or loss) after taxes of such Person for such period, determined in accordance with GAAP.

                  Consolidated Net Worth - at any date means the total shareholders' equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock) appearing on a Consolidated balance sheet of Borrower and its Subsidiaries prepared as of such date in accordance with GAAP.

                  Default - an event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default.

                  Default Rate - as defined in Section 2.1.6 of the Agreement.

                  Deposit Accounts - all of a Person's demand, time, savings, passbook, money market or other depository accounts, and all certificates of deposit, maintained by such Person with any bank, savings and loan association, credit union or other depository institution.

                  Distribution - in respect of any corporation means and includes: (i) the payment of any dividends or other distributions on capital stock of the corporation (except distributions in such stock) and (ii) the redemption or acquisition of Securities (or any warrant or option for the purchase of any such Securities) unless made contemporaneously from the net proceeds of the sale of Securities.

                  Document - shall have the meaning ascribed to the term "document" under the Code.

                  Dollars - and the sign $ shall refer to currency of the United States of America.

                  Dominion Account - a special account of Lender established by Borrower at a bank selected by Borrower, but acceptable to Lender in its discretion, and over which Lender shall have sole and exclusive access and control for withdrawal purposes.

                  Eligible Account - an Account of Borrower arising in the ordinary course of Borrower's business from the sale of goods or rendition of services which is payable in Dollars and which Lender, in its sole credit judgment, based upon its usual and customary credit and collateral considerations, deems to be an Eligible Account. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if:

                                    (i) it arises out of a sale made by Borrower
                  to a Subsidiary, or an Affiliate of Borrower, or to a Person controlled by an Affiliate of Borrower; or

                                    (ii) it is unpaid for more than sixty (60)
                  days after the original due date shown on the invoice; or

                                    (iii) it is due or unpaid more than ninety
                  (90) days after the original invoice date; provided, however, Accounts in the aggregate amount of up to $1,175,000 which satisfy all other eligibility criteria and which are not due or unpaid more than one hundred fifty (150) days after the respective invoice dates shall be considered Eligible Accounts; or

                                    (iv) fifty percent (50%) or more of the
                  Accounts from the Account Debtor are not deemed Eligible Accounts hereunder; or

                                    (v) the total unpaid Accounts of the Account
                  Debtor exceed twenty percent (20%) of the net amount of all Eligible Accounts, to the extent of such excess; or

                                    (vi) any covenant, representation or
                  warranty contained in the Agreement with respect to such Account has been breached; or

                                    (vii) the Account Debtor is also Borrower's
                  creditor or supplier, or the Account Debtor has disputed liability with respect to such Account, or the Account Debtor has made any claim with respect to any other Account due from such Account Debtor to Borrower, or the Account otherwise is or may become subject to any right of setoff by the Account Debtor; or

                                    (viii) the Account Debtor has commenced a
                  voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the Account Debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other petition or other application for relief under the federal bankruptcy laws has been filed against the Account Debtor, or if the Account Debtor has failed, suspended business, ceased to be Solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or

                                    (ix) it arises from a sale to an Account
                  Debtor outside the United States or Canada, unless the sale is on letter of credit, guaranty or acceptance terms, in each case acceptable to Lender in its sole discretion and the proceeds thereof are assigned to Lender; or

                                    (x) it arises from a sale to the Account
                  Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis; or

                                    (xi) the Account Debtor is the United States
                  of America or any department, agency or instrumentality thereof, unless Borrower assigns its right to payment of such Account to Lender, in a manner satisfactory to Lender, so as to comply with the Assignment of Claims Act of 1940 (31 U.S.C. ?203 et seq., as amended); or

                                    (xii) the Account is subject to a Lien other
                  than a Permitted Lien; or

                                    (xiii) the goods giving rise to such Account
                  have not been delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by Borrower and accepted by the Account Debtor or the Account otherwise does not represent a final sale; or

                                    (xiv) the Account is evidenced by Chattel
                  Paper or an Instrument of any kind, or has been reduced to judgment; or

                                    (xv) Borrower has made any agreement with
                  the Account Debtor for any deduction therefrom, except for discounts or allowances which are made in the ordinary course of business for prompt payment and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account; or

                                    (xvi) Borrower has made an agreement with
                  the Account Debtor to extend the time of payment thereof; or

                                    (xvii) Borrower has failed to comply with
                  the provisions of Section 7.2.1 with respect to such Account and the Account Debtor obligated thereon; or

                                    (xviii) the Account Debtor is located in a
                  state in which Borrower is deemed to be doing business under the laws of such state and which denies creditors access to its courts in the absence of qualification to transact business in such state or of the filing of any reports with such state, unless Borrower has qualified as a foreign corporation authorized to transact business in such state or has filed all required reports; or

                                    (xix) the Account Debtor is located in the
                  States of New Jersey, Minnesota, Indiana or any other state imposing similar conditions on the right of a creditor to collect Accounts, unless Borrower has either qualified to transact business in such state as a foreign corporation or has filed a Notice of Business Activities Report with the appropriate officials in those states for the then current year; or

                                    (xx) the Accounts of the Account Debtor
                  exceed a credit limit established by Lender, in its sole credit judgment, to the extent such Accounts exceed such limit.

                  Eligible Inventory - such Inventory of Borrower (other than packaging materials and supplies) which Lender, in its sole credit judgment, based upon its usual and customary credit and collateral considerations, deems to be Eligible Inventory. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory unless:

                                    (i) it is, in Lender's opinion, readily
                  marketable in its current form;

                                    (ii) it is in good, new and saleable
                  condition;

                                    (iii) it is not slow-moving, obsolete or
                  unmerchantable;

                                    (iv) it meets all standards imposed by any
                  governmental agency or authority;

                                    (v) it conforms in all respects to the
                  warranties and representations set forth in the Agreement;

                                    (vi) it is at all times subject to Lender's
                  duly perfected Lien and no other Lien except a Permitted Lien;

                                    (vii) it is situated at a location in
                  compliance with the Agreement or is in transit;

                                    (viii) it is stored on premises owned by
                  Borrower or stored with, or located on premises owned by, a landlord, warehouseman or other Person from whom Borrower has procured for Lender's benefit a written agreement of such Person, in form and substance acceptable to Lender, to afford Lender access to and the right to repossess or take possession of such Inventory at any time free of any Lien of such Person and to use any such proceeds for a reasonable period of time, without any obligation to such Person (other than regular rent on a per diem basis, to store or dispose of such Inventory);

                                    (ix) is not the subject of any Document that
                  has not been assigned to, and in the possession of, Lender;

                                    (x) it is owned outright by Borrower and not
                  held by Borrower on consignment or other sale or return basis;

                                    (xi) it is not subject to any license or
                  other agreement that would condition or restrict Borrower's or Lender's right to sell or otherwise dispose of such Inventory; and

                                    (xii) it is not work-in-process Inventory.

                  Environmental Laws - all federal, state and local laws, rules, regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety and environmental matters.

                  Equipment - all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and all other tangible personal Property (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower or in which Borrower has an interest.

                  ERISA - the Employee Retirement Income Security Act of 1974, as amended, and all rules and regulations from time to time promulgated thereunder.

                  Eurocurrency Liabilities - shall have the meaning ascribed thereto in Regulation D issued by the Board of Governors.

                  Event of Default - as defined in Section 11.1 of the Agreement.

                  Federal Funds Effective Rate - for any period, a fluctuating interest rate per annum equal for each date during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) in Charlotte, North Carolina, by the Federal Reserve Bank of Charlotte, or if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Lender from three (3) federal funds brokers of recognized standing selected by Lender.

                  GAAP - generally accepted accounting principles in the United States of America in effect from time to time.

                  General Intangibles - all general intangibles of Borrower, including, without limitation, all choses in action, causes of action, corporate or other business records, deposit accounts, inventions, blueprints, designs, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, service marks, goodwill, brand names, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, computer programs, operational manuals, all claims under guaranties, security interests or other security held by or granted to Borrower to secure payment of any of the Accounts by an Account Debtor, all rights to indemnification and all other intangible property of every kind and nature (other than Accounts).

                  Guarantor - Properties and any other Person who may hereafter guarantee payment or performance of the whole or any part of the Obligations.

                  Guaranty Agreement - the Guaranty Agreement executed by each Guarantor in form and substance satisfactory to Lender.

                  Indebtedness - as applied to a Person means, without duplication

                                    (i) all items which in accordance with GAAP
                  would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations,

                                    (ii) all obligations of other Persons which
                  such Person has guaranteed,

                                    (iii) all reimbursement obligations in
                  connection with letters of credit or letter of credit guaranties issued for the account of such Person, and

                                    (iv) in the case of Borrower (without
                  duplication), the Obligations.

                  Instrument - shall have the meaning ascribed to the term "instrument" under the Code.

                  Interest Period - as defined in Section 2.1.4 of the Agreement.

                  Internal Revenue Code - the Internal Revenue Code of 1986, as amended from time to time.

                  Inventory - all of Borrower's inventory, including, but not limited to, all goods intended for sale or lease by Borrower, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in Borrower's business; and all documents evidencing and General Intangibles relating to any of the foregoing, whether now owned or hereafter acquired by Borrower.

                  Letter of Credit - any letter of credit issued by Lender or any of Lender's Affiliates for the account of Borrower.

                  Letter of Credit Amount - at any time, the aggregate undrawn face amount of all Letters of Credit and Letter of Credit Guaranties then outstanding.

                  Letter of Credit Guaranty - any guaranty issued by Lender pursuant to which Lender shall guarantee the payment or performance by Borrower of its reimbursement obligations under a Letter of Credit.

                  Letter of Credit Obligations - that portion of the Obligations constituting Borrower's obligation to reimburse Lender for all amounts paid by Lender under or with respect to a Letter of Credit Guaranty.

                  Level - as at the determination thereof at the end of each fiscal month of Borrower and its Subsidiaries, the level set forth below corresponding to the Consolidated Leverage Ratio as of the end of such fiscal month:

                                Level                    Ratio
                                -----                    -----
                                Level I                  >5.25
                                Level II             <5.25 but >4.50
                                                     -
                                Level III            <4.50 but >3.75
                                                     -
                                Level IV             <3.75
                                                     -

                  LIBOR Lending Office - with respect to Lender, the office designated as the LIBOR Lending Office for Lender on the signature pages hereof and such other office of Lender or any of its Affiliates that is hereafter designated by notice to Borrower.

                  LIBOR Rate - with respect to an Interest Period, the rate per annum determined by Lender at which deposits of Dollars of amounts equal to or comparable to the amount of the LIBOR Rate Loan to which such Interest Period relates and for a term comparable to such Interest Period are offered to Bank by prime banks in the London interbank foreign currency deposits market at approximately 11:00 a.m., London time, two (2) Business Days prior to the first day of such Interest Period. Each determination by Lender of any LIBOR Rate shall, in the absence of manifest error, be conclusive.

                  LIBOR Rate Loan - a Loan, or portion thereof, during any period in which it bears interest at a rate based upon the applicable Adjusted LIBOR Rate.

                  Lien - any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of the Agreement, Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

                  Loan - a Revolver Loan.

                  Loan Account - the loan account established on the books of Lender pursuant to Section 4.7 of the Agreement.

                  Loan Documents - the Agreement, the Other Agreements and the Security Documents.

                  Margin Stock - shall have the meaning ascribed to it in Regulation U and Regulation G of the Board of Governors.

                  Material Adverse Effect - the effect of any event or condition which, alone or when taken together with other events or conditions occurring or existing concurrently therewith, (i) has or may be reasonably expected to have a material adverse effect upon the business, operations, Property, condition (financial or otherwise) of Borrower or its Subsidiaries; (ii) has or may be reasonably expected to have any material adverse effect whatsoever upon the validity or enforceability of the Agreement or any of the other Loan Documents;
         (iii) has or may be reasonably expected to have any material adverse effect upon the Collateral, the Liens of Lender with respect to the Collateral or the priority of such Liens; or (iv) materially impairs the ability of Borrower or any of its Subsidiaries or any Guarantor to perform its obligations under the Agreement, any Guaranty Agreement or any of the other Loan Documents or of Lender to enforce or collect the Obligations or realize upon any of the Collateral in accordance with the Loan Documents and Applicable Law.

                  Maximum Rate - the maximum non-usurious rate of interest permitted by Applicable Law that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Indebtedness in question or, to the extent permitted by Applicable Law, under such Applicable Law that may hereafter be in effect and which allow a higher maximum non-usurious interest rate than Applicable Law now allows. Notwithstanding any other provision hereof, the Maximum Rate shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 365 or 366 days, as the case may
         be).

                  Money Borrowed - means (i) Indebtedness arising from the lending of money by any Person to Borrower; (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to Borrower, (a) which is represented by notes payable or drafts accepted that evidence extensions of credit, (b) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (c) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Indebtedness that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (v) Indebtedness of Borrower under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses (i) through
         (iii) hereof, if owed directly by Borrower.

                  Multiemployer Plan - has the meaning set forth in Section 4001(a)(3) of ERISA.

                  Net Proceeds - proceeds (including cash receivable (when received) by way of deferred payment) received by Borrower from the sale, lease, transfer or other disposition of any Collateral, including, without limitation, insurance proceeds and awards of compensation received with respect to the destruction or condemnation of all or part of such Collateral, net of: (i) the reasonable costs of such sale, lease, transfer or other disposition; (ii) any tax liability arising from such transaction; and (iii) amounts applied to repayment of Indebtedness (other than the Obligations) secured by a Permitted Lien on the Collateral disposed of that is senior to Lender's Liens.

                  Notice of Borrowing - as defined in Section 3.1.1(i) of the Agreement.

                  Notice of Conversion/Continuation - as defined in Section 2.1.3(ii) of the Agreement.

                  Obligations - all Loans and all other advances, debts, liabilities, obligations, covenants and duties, together with all interest, fees and other charges thereon, owing, arising, due or payable from Borrower to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Agreement or any of the other Loan Documents or otherwise, whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired.

                  Original Term - as defined in Section 5.1 of the Agreement.

                  Other Agreements - any and all agreements, instruments and documents (other than the Agreement and the Security Documents), heretofore, now or hereafter executed by Borrower, any Subsidiary of Borrower or any other third party and delivered to Lender in respect of the transactions contemplated by the Agreement.

                  Overadvance - a Revolver Loan made by Lender when an Overadvance Condition exists or would result from the making of such Revolver Loan.

                  Overadvance Condition - at any date, a condition such that the principal amount of the Revolver Loans outstanding to Borrower on such date exceeds the Borrowing Base on such date.

                  Participating Lender - any Person who shall be granted the right by Lender to participate in any of the Loans described in the Agreement and who shall have entered into a participation agreement in form and substance satisfactory to Lender.

                  Payment Account - an account maintained by Lender (currently at Fleet National Bank in Hartford, Connecticut) to which all monies from time to time deposited to a Dominion Account shall be transferred and all other payments shall be sent in immediately available federal funds.

                  Payment Item - all checks, drafts or other items of payment payable to Borrower, including proceeds of any of the Collateral.

                  Permitted Liens - any Lien of a kind specified in Section
         9.2.4 of the Agreement.

                  Permitted Purchase Money Indebtedness - Purchase Money Indebtedness of Borrower incurred after the date hereof which is secured by a Purchase Money Lien and which, when aggregated with the principal amount of all other Purchase Money Indebtedness and Capitalized Lease Obligations of Borrower and its Subsidiaries, does not exceed $5,000,000 in the aggregate. For the purposes of this definition, the principal amount of any Purchase Money Indebtedness consisting of capitalized leases shall be computed as a Capitalized Lease Obligation.

                  Person - an individual, partnership, corporation, limited liability company, joint stock company, land trust, business trust, unincorporated organization, or a government or agency or political subdivision thereof.

                  Plan - an employee benefit plan now or hereafter maintained for employees of Borrower that is covered by Title IV of ERISA.

                  Projections - Borrower's forecasted Consolidated and consolidating (i) balance sheets, (ii) profit and loss statements,
         (iii) cash flow statements, and (iv) capitalization statements, all prepared on a consistent basis with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

                  Properly Contested - in the case of any Indebtedness of Borrower or any of its Subsidiaries (including, but not limited to, any Taxes) that is not paid as and when due or payable by reason of Borrower's or any Subsidiary's bona fide dispute concerning its liability to pay same or concerning the amount thereof, that (i) such Indebtedness is being properly contested in good faith by appropriate proceedings promptly instituted and diligently conducted, (ii) Borrower has established appropriate reserves as shall be required in conformity with GAAP, (iii) the non-payment of such Indebtedness will not have a Material Adverse Effect; (iv) no Lien is imposed upon Borrower's or any Subsidiary's Property with respect to such Indebtedness unless such Lien is at all times junior and subordinate in priority to the Liens in favor of Lender (except only with respect to Taxes that have priority as a matter of any state's Applicable Laws) and enforcement of such Lien is stayed during the period prior to the final resolution or disposition of such dispute; (iv) if the Indebtedness results in the entry, rendition or issuance against Borrower or any of its Subsidiaries or any of their respective assets of a judgment, writ, order or decree, such judgment, writ, order or decree is stayed or bonded pending a timely appeal or other judicial review; and (v) if such contest is abandoned, settled or determined adversely to Borrower or any of its Subsidiaries, Borrower forthwith pays such Indebtedness and all penalties and interest in connection therewith.

                  Property - any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  Properties - Fresh Foods Properties, LLC, a North Carolina limited liability company, and a wholly-owned Subsidiary of Borrower.

                  Purchase Money Indebtedness - means and includes (i) Indebtedness (other than the Obligations) for the payment of all or any part of the purchase price of any fixed assets, (ii) any Indebtedness (other than the Obligations) incurred at the time of or within 10 days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

                  Purchase Money Lien - a Lien upon fixed assets which secures Purchase Money Indebtedness, but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

                  Regulation D - Regulation D of the Board of Governors.

                  Renewal Term - as defined in Section 5.1 of the Agreement.

                  Reportable Event - any of the events set forth in Section 4043(b) of ERISA.

                  Restricted Investment - any acquisition of Property by Borrower or any of its Subsidiaries in exchange for cash or other Property, whether in the form of an acquisition of Securities or other Indebtedness or obligations, or the purchase or acquisition by Borrower or any of its Subsidiaries of any other Property, or a loan, advance, capital contribution or subscription, except acquisitions of the following:

                                    (i) investments in one or more Subsidiaries
                  of Borrower to the extent existing on the Closing Date;

                                    (ii) Fixed assets to be used in the business
                  of Borrower and its Subsidiaries so long as the acquisition costs thereunder constitute Capital Expenditures permitted hereunder;

                                    (iii) Goods held for sale or lease or to be
                  used in the manufacture of goods or the rendition of services by Borrower or any of its Subsidiaries in the ordinary course of business; and

                                    (iv) Cash Equivalents.

                  Revolver Facility Amount - $25,000,000.

                  Revolver Loan - a Loan made by Lender as provided in Section
         1.1.1 of the Agreement.

                  Schedule of Accounts - as defined in Section 7.2.1 of the Agreement.

                  Security - shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

                  Security Agreements - Intellectual Property - the Security Agreements to be executed by Properties on or about the Closing Date by which Properties shall assign to Lender, and grant to Lender a security interest in, as security for its obligations, labilities and indebtedness owing to Lender under the Guaranty to which it is a party, all of Properties' right, title and interest in and to all of its patents, trademarks, trade names, copyrights, licenses and goodwill.

                  Security Documents - each Guaranty Agreement, the Security Agreements - Intellectual Property and all other instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations.

                  Solvent - as to any Person, such Person (i) owns Property whose fair saleable value is greater than the amount required to pay all of such Person's Indebtedness (including contingent debts), (ii) is able to pay all of its Indebtedness as such Indebtedness matures and
         (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

                  Statutory Reserves - on any date, the percentage (expressed as a decimal) established by the Board of Governors which is the then stated maximum rate for all reserves (including, but not limited to, any emergency, supplemental or other marginal reserve requirements) applicable to any member bank of the Federal Reserve System in respect to Eurocurrency Liabilities (or any successor category of liabilities under Regulation D). Such reserve percentage shall include, without limitation, those imposed pursuant to said Regulation D. The Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in such percentage.

                  Subordinated Debt - any Indebtedness of Borrower or any of its Subsidiaries that is subordinated to the Obligations in a manner and upon terms satisfactory to Lender.

                  Subsidiary - any corporation of which a Person owns, directly or indirectly through one or more intermediaries, more than 50% of the Voting Stock at the time of determination.

                  Taxes - any present or future taxes, levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including income, receipts, excise, property, sales, use, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto, but excluding, in the case of Lender, taxes imposed on or measured by the net income or overall gross receipts of Lender.

                  Type - the type of Loan, which shall either be a LIBOR Rate Loan or an Alternate Base Rate Loan.

                  Voting Stock - Securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

                  ACCOUNTING TERMS - Unless otherwise specified herein, all terms of an accounting character used in the Agreement shall be interpreted, all accounting determinations in the Agreement shall be made, and all financial statements required to be delivered under the Agreement shall be prepared in accordance with GAAP, applied on a basis consistent with the most recent audited Consolidated financial statements of Borrower and its Subsidiaries heretofore delivered to Lender and using the same method for inventory valuation as used in such audited financial statements, except for any change in which Borrower's independent public accountant's concur or as required by GAAP unless (i) Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (ii) Lender shall so object in writing within thirty (30) days after the delivery of such financial statements, in either of which events such calculation shall be made on a basis consistent with those used in the preparation of the latest financial statement as to which such objection shall not have been made. In the event of any change in GAAP that occurs after the date of the Agreement and that is material to Borrower, Lender shall have the right to require either that conforming adjustments be made to any financial covenants set forth in the Agreement, or the components thereof, that are affected by such change or that Borrower report its financial condition based on GAAP as in effect immediately prior to the occurrence of such change.

                  OTHER TERMS. All other terms contained in the Agreement shall have, when the context so indicates, the meanings provided for by the Code to the extent the same are used or defined therein.

                  CERTAIN MATTERS OF CONSTRUCTION. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision. Whenever in the Agreement the word "including" is used, it is understood to mean "including, without limitation". Any pronoun used shall be deemed to cover all genders. The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any of the Loan Documents shall include any and all modifications thereto and any and all extensions or renewals thereof. All references to any Person shall mean and include successors and permitted assigns of such Person. All references to "including" and "include" shall be understood to mean "including, without limitation".

         IN WITNESS WHEREOF, the parties have caused this Appendix to be duly executed by their duly authorized officers on this ______ day of May, 2000.

                                          FRESH FOODS, INC.
                                          ("BORROWER")


__________________________________        By:___________________________________
         ____________Secretary               Title:_____________________________

         [CORPORATE SEAL]

                                          FLEET CAPITAL CORPORATION
                                          ("LENDER")


                                          By:___________________________________
                                             Title:_____________________________

                         LIST OF EXHIBITS AND SCHEDULES


Exhibit A               Form of Notice of Conversion/Continuation
Exhibit B               Form of Notice of Borrowing
Exhibit C               Form of Borrowing Base Certificate
Exhibit D               Form of Compliance Certificate
Schedule 7.1.1          Business Locations
Schedule 8.1.1          Jurisdictions in which Borrower and each Subsidiary is
                           Authorized to do Business
Schedule 8.1.4          Capital Structure of Borrower
Schedule 8.1.5          Corporate Names
Schedule 8.1.13         Tax Identification Numbers of Borrower and Subsidiaries
Schedule 8.1.15         Patents, Trademarks, Copyrights and Licenses
Schedule 8.1.18         Contracts Restricting Borrower's Right to Incur Debts
Schedule 8.1.19         Litigation
Schedule 8.1.21         Capitalized and Operating Leases
Schedule 8.1.22         Pension Plans
Schedule 8.1.24         Labor Contracts
Schedule 9.2.4          Permitted Liens

                                    EXHIBIT A

                    FORM OF NOTICE OF CONVERSION/CONTINUATION

                           Date ________________, ____


Fleet Capital Corporation
6100 Fairview Road, Suite 200
Charlotte, North Carolina 28210
Attention: Southeast Loan Administration

         Re: Loan and Security Agreement dated May _____, 2000, by and between Fresh Foods, Inc. ("Borrower") and Fleet Capital Corporation (as at any time amended, the "Loan Agreement")

Gentlemen:

         This Notice of Conversion/Continuation is delivered to you pursuant to
Section 2.1.4(ii) of the Loan Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement. Borrower hereby gives notice of its request as follows:

Check as applicable:

         [ ] A conversion of Loans from one Type to another, as follows:

                  (i) The requested date of the proposed conversion is _______________, 20___ (the "Conversion Date");

                  (ii) The Type of Loans to be converted pursuant hereto are presently ____________ _____________________ [select either LIBOR Rate Loans or Alternate Base Rate Loans] in the principal amount of $_________________ outstanding as of the Conversion Date;

                  (iii) The portion of the aforesaid Loans to be converted on the Conversion Date is $________________ (the "Conversion Amount");

                  (iv) The Conversion Amount is to be converted into a __________________ [select either a LIBOR Rate Loan or an Alternate Base Rate Loan] (the "Converted Loan") on the Conversion Date.

                  (v) [In the event Borrower selects a LIBOR Rate Loan:] Borrower hereby requests that the Interest Period for such Converted Loan be for a duration of ________ [insert length of Interest Period].

         [ ] A continuation of LIBOR Rate Loans for a new Interest Period, as follows:

                  (i) The requested date of the proposed continuation is _______________, 20___;

                  (ii) The aggregate amount of the LIBOR Rate Loans subject to such continuation is $_______________;

                  (iii) The duration of the selected Interest Period for the LIBOR Rate Loans which are the subject of such continuation is ________________ [select duration of applicable Interest Period].

         Borrower hereby ratifies and reaffirms all of its liabilities and obligations under the Loan Documents and certifies that no Default or Event of Default exists on the date hereof.

         Borrower has caused this Notice of Conversion/Continuation to be executed and delivered by its duly authorized officer, this ____ day of __________________, 20___.

                                        FRESH FOODS, INC.
                                        ("BORROWER")


                                        By:_____________________________________
                                        Title:__________________________________

                                    EXHIBIT B

                           FORM OF NOTICE OF BORROWING

                           Date ________________, ____



Fleet Capital Corporation
6100 Fairview Road, Suite 200
Charlotte, North Carolina 28210
Attention: Southeast Loan Administration

         Re: Loan and Security Agreement dated May _____, 2000, by and between Fresh Foods, Inc. ("Borrower") and Fleet Capital Corporation (as at any time amended, the "Loan Agreement")

Gentlemen:

         This Notice of Borrowing is delivered to you pursuant to Section 3.1.1(i) of the Loan Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement. Borrower hereby requests a ____________ Loan [insert name of Loan] in the aggregate principal amount of $______________ to be made on ________________, ____, and to consist of:

         Check as applicable: [ ]   Alternate Base Rate Loans in the aggregate
                                    principal amount of $____________.

                              [ ] LIBOR Rate Loans in the aggregate principal amount of $______________, with Interest Periods as follows:

                                    (i)      As to $_____________, an Interest
                                             Period of _______________ month(s);

                                    (ii)     As to $_____________, an Interest
                                             Period of _______________ month(s);

                                    (iii)    As to $_____________, an Interest
                                             Period of _______________ month(s).

         Borrower hereby ratifies and reaffirms all of its liabilities and obligations under the Loan Documents and Borrower hereby certifies that no Default or Event of Default exists on the date hereof.

         Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer, this ____ day of ________________, 20_____.

                                         FRESH FOODS, INC.
                                         ("BORROWER")


                                         By:___________________________________
                                            Title:_____________________________

                                    EXHIBIT C

                       FORM OF BORROWING BASE CERTIFICATE


                          See three (3) attached pages.

                                    EXHIBIT D

                             COMPLIANCE CERTIFICATE

                            [Letterhead of Borrower]


                           Date ________________, ____



Fleet Capital Corporation
6100 Fairview Road, Suite 200
Charlotte, North Carolina 28210
Attention: Southeast Loan Administration

Ladies and Gentlemen:

                  The undersigned, the chief financial officer of Fresh Foods, Inc., a North Carolina corporation ("Borrower"), gives this certificate to Fleet Capital Corporation ("Lender") in accordance with the requirements of Section
9.1.3 of that certain Loan and Security Agreement dated May _____, 2000, between Borrower and Lender ("Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

                  1. Based upon my review of the Consolidated balance sheets and statements of income of Borrower and its Subsidiaries for the [fiscal year] [quarterly period] ending __________________, 20___, copies of which are attached hereto, I hereby certify that:

                           (a) Consolidated Net Worth for the period is
                  $_______________;

                           (b) Consolidated EBITDA for the period was
                  $_______________ (calculated for quarterly period and fiscal year only);

                           (c) Availability for the period is
                  $__________________; and

                           (d) Consolidated Leverage Ratio for the period is
                  _____ to 1 (calculated for quarterly period and fiscal year only);.

                  2. No Default exists on the date hereof, other than:
__________________________________________________________________ [if none, so state]; and

                  3. Borrower is in compliance in all material respects with all Applicable Laws, including, without limitation, the laws and regulations promulgated by and for and applicable to the United States Department of Agriculture.

                  4. No Event of Default exists on the date hereof, other than ____________________________________________________________ [if none, so state].


                                               Very truly yours,



                                               ---------------------------------
                                               Chief Financial Officer

                                 SCHEDULE 7.1.1

                               BUSINESS LOCATIONS


1.       Borrower currently has the following business locations, and no others:

         Chief Executive Office:

         9990 Princeton Road                         primary location
         Cincinnati, Ohio 45246

         Other Locations:

         361 2nd Street, N.W.                        primary location
         Hickory, North Carolina 28603

         3437 East Main Street
         Claremont, North Carolina  28610

         Warehouser's and Bailee's Locations:

         Cloverleaf Cold Storage
         3110 Homeward Way
         Fairfield, Ohio  45018-0550

         CS Integrated LLC                                    primary location
         2750 Orbitor Drive
         Brea, California  92621

         CS Integrated LLC                                    primary location
         8 Lee Boulevard
         Malvern, Pennsylvania  19355

         Costco Wholesale Consignment Center
         7635 Cent. Industrial Drive, #18
         Riviera Beach, Florida  33404

         US Cold Storage/Dallas Sams
         3300 East Park Row
         Arlington, Texas  76010

         Trenton Cold Storage Limited                primary location
         Post Office Box 100
         Trenton, Ontario, Canada K8V 5R1

         Polar Cold Storage
         3776 Taylorsville Highway
         Statesville, North Carolina  28625

         Columbia Farms/Price Costco
         16 Sutton Road
         Webster, Massachusetts  01570

         Burris Maryland/Price Costco
         Route 3, 313 North Federalsburg Road
         Federalsburg, Maryland  21632

         C&S Wholesale Grocers/BJ's
         Old Ferry Road
         Brattleboro, Vermont  05301

         Colorado Boxed Beef/Cost-U-Less
         501 NE 183rd Street
         Miami, Florida  33269

         Interstate Distribution
         110 Distribution Drive
         Hamilton, Ohio  45014

         PFS West Sacramento
         Post Office Box 1325
         West Sacramento, California  95691

         Walmart/Americold Logistics                 primary location
         1651 South Airport Road
         West Memphis, Arkansas  72301

         Cincinnati Freezer
         2881 East Sharon Road
         Cincinnati, Ohio  45241

         Americold Charlotte                                  primary location
         1000 Exchange Street
         Charlotte, North Carolina  28208

         Merchants
         240 Shorland Drive
         Walton, Kentucky  41094

         Burris Refrigerated Services
         600 Centerpoint Boulevard
         New Castle, Delaware  19720

         Hudson Company
         1460 Sibley Memo Highway
         Mendota Heights, Minnesota  55120

         Oregon Cold Storage
         2550 23rd Street
         Forest Grove, Oregon  97015

         Americold Logistics
         3801 East Princess Anne Road
         Norfolk, Virginia  23502-15392.

         United Refrigerated Services
         RD#2 Orchard Lane
         Leesport, Pennsylvania  19533

         Henderson Cold Storage
         830 Horizon Drive
         Henderson, Nevada  89014

         Rochelle Cold Storage
         (Wiscold Inc.)
         600 Wiscold Drive
         Rochelle, Illinois  61068

2. Borrower maintains its books and records relating to Accounts and General Intangibles at:

         9990 Princeton Road
         Cincinnati, Ohio 45246

3. Borrower has had no office, place of business or agent for process located in any county other than as set forth above, except:

         361 2nd Street N.W.
         Hickory, North Carolina  28601

4. Each Subsidiary currently has the following business locations, and no others:

         Chief Executive Office:

         9990 Princeton Road
         Cincinnati, Ohio 45246

         Other Locations:

         361 2nd Street N.W.
         Hickory, North Carolina  28601

5. Each Subsidiary maintains its books and records relating to Accounts and General Intangibles at:

         9990 Princeton Road
         Cincinnati, Ohio 45246

6. Each Subsidiary has had no office, place of business or agent for process located in any county other than as set forth above, except:

         361 2nd Street N.W.
         Hickory, North Carolina  28601

7. The following bailees, warehouseman, similar parties and consignees hold inventory of Borrower or any of its Subsidiaries:

         See list of locations above.

                                 SCHEDULE 8.1.1

                         JURISDICTIONS IN WHICH BORROWER
                              AND ITS SUBSIDIARIES
                          ARE AUTHORIZED TO DO BUSINESS


                  Name of Entity                        Jurisdictions
                  --------------                        -------------

                  Borrower                              North Carolina
                                                        Ohio


                  Properties                            North Carolina

                                 SCHEDULE 8.1.4

                                CAPITAL STRUCTURE

1. The classes and number of authorized shares of Borrower and each Subsidiary and the record owner of such shares are as follows:

Borrower:


---------------------------------------------------------------------------------------------

                          Number of Shares                               Number of Shares
    Class of Stock     Issued and Outstanding    Record Owners        Authorized but Unissued
---------------------------------------------------------------------------------------------

Common                 5,871,000                  public                  94,129,000
---------------------------------------------------------------------------------------------

Preferred              None                                                2,500,000
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------


Subsidiaries: Borrower owns one hundred percent (100%) of the membership interests of Properties.


2. The number, nature and holder of all other outstanding Securities of Borrower and each Subsidiary are as follows:

         See attached list of holders of $115,000,000 10% Senior Notes due
         2006.


3. The correct name and jurisdiction of incorporation of each Subsidiary of Borrower and the percentage of its issued and outstanding membership interests owned by Borrower are as follows:

------------------------------------------------------------------------------------------------

                                                                       Percentage of Membership
                 Name             Jurisdiction of Incorporation      Interests Owned by Borrower
------------------------------------------------------------------------------------------------

Fresh Foods Properties, LLC       North Carolina                     100%
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------

4. The name of each of Borrower's corporate or joint venture Affiliates and the nature of the affiliation are as follows:

         See attached Schedule 13D filed with the Securities and Exchange Commission on February 18, 2000 (attached without exhibits).

                                 SCHEDULE 8.1.5

                                 CORPORATE NAMES


1. Borrower's correct corporate name, as registered with the Secretary of State of the State of North Carolina is:

                  Fresh Foods, Inc.


2.       In the conduct of its business, Borrower has used the following names:

                  Fresh Foods, Inc.
                  WSMP, Inc.
                  Western Steer Mom 'n' Pops, Inc.
                  Mom 'n' Pops Ham House, Inc.

3. Each Subsidiaries' correct limited liability company or corporate name, as registered with the Secretary of State of the State of its incorporation, is:

                  Fresh Foods Properties, LLC


4. In the conduct of its business, each Subsidiary has used the following names:

                  Fresh Foods Properties, LLC

                                 SCHEDULE 8.1.13

           TAX IDENTIFICATION NUMBERS OF BORROWER AND ITS SUBSIDIARIES


                        Entity                               Number
                        ------                               ------

                        Borrower                           56-0945643

                        Properties                         56-2081730

                                 SCHEDULE 8.1.15

                  PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES


1.       Borrower's and its Subsidiaries' patents: none

2.       Borrower's and its Subsidiaries' trademarks:

         Borrower:

         The federally registered United States trademarks and service marks owned by Borrower are indicated in the following table.

--------------------------------------- -------------------- ---------------------------- ---------------------------
                 MARK                         SERIAL                REGISTRATION                 REGISTRATION
                                              NUMBER                   NUMBER                        DATE
--------------------------------------- -------------------- ---------------------------- ---------------------------
BREAKFAST ON THE GO! And Design             74/695,460                2,005,805                   10/08/1996
--------------------------------------- -------------------- ---------------------------- ---------------------------

CAFE PIERRE                                 74/364,057                1,876,055                   01/24/1995
--------------------------------------- -------------------- ---------------------------- ---------------------------

COMMODITY MAGIC                             73/496,943                1,331,238                   04/16/1985
--------------------------------------- -------------------- ---------------------------- ---------------------------

DINE 'N' WITH                               74/507,554                1,912,699                   08/15/1995
--------------------------------------- -------------------- ---------------------------- ---------------------------

FASTBITES                                   75/513,223                2,261,726                   07/13/1999
--------------------------------------- -------------------- ---------------------------- ---------------------------

FAST CHOICE                                 75/076,168                2,052,455                   04/15/1997
--------------------------------------- -------------------- ---------------------------- ---------------------------

FAST CHOICE                                 75/076,172                2,152,895                   04/21/1998
--------------------------------------- -------------------- ---------------------------- ---------------------------

FRENCH TOAST BOAT                           73/766,865                1,554,935                   09/05/1989
--------------------------------------- -------------------- ---------------------------- ---------------------------

FRENCH TOAST BOAT and Design                73/774,889                1,626,155                   12/04/1990
--------------------------------------- -------------------- ---------------------------- ---------------------------

GLOBAL GRILL                                75/208,171                2,112,383                   11/11/1997
--------------------------------------- -------------------- ---------------------------- ---------------------------

GOLDDIGGER                                  73/173,253                1,121,101                   06/26/1979
--------------------------------------- -------------------- ---------------------------- ---------------------------

GOLDDIGGER BEEF NUGGET                      73/711,223                1,521,147                   01/17/1989
--------------------------------------- -------------------- ---------------------------- ---------------------------

HAM N GO                                    75/641,478                2,345,081                   04/25/2000
--------------------------------------- -------------------- ---------------------------- ---------------------------

H.E.L.P.S. HEALTHCARE ENTREE LOW PREP       75/392,520                2,273,614                   08/31/1999
SOLUTIONS
--------------------------------------- -------------------- ---------------------------- ---------------------------

HOT DIGGITY SUBS                            73/464,251                1,388,435                   04/01/1986
--------------------------------------- -------------------- ---------------------------- ---------------------------

HOT DIGGITY SUBS and Design                 73/464,161                1,387,648                   03/25/1986
--------------------------------------- -------------------- ---------------------------- ---------------------------

LEAN MAGIC                                  74/140,493                1,677,773                   03/03/1992
--------------------------------------- -------------------- ---------------------------- ---------------------------

LIKE MOM'S and Design                       73/720,859                1,517,327                   12/20/1988
--------------------------------------- -------------------- ---------------------------- ---------------------------

--------------------------------------- -------------------- ---------------------------- ---------------------------
                 MARK                         SERIAL                REGISTRATION                 REGISTRATION
                                              NUMBER                   NUMBER                        DATE
--------------------------------------- -------------------- ---------------------------- ---------------------------
LINK-N-DOG                                  74/507,074                1,917,400                   09/05/1995
--------------------------------------- -------------------- ---------------------------- ---------------------------

MICRO-WICHES                                73/703,228                1,505,035                   09/20/1988
--------------------------------------- -------------------- ---------------------------- ---------------------------

PIERRE CLASSICS                             75/076,169                2,052,456                   04/15/1997
--------------------------------------- -------------------- ---------------------------- ---------------------------

PIERRE MAIN STREET DINER                    74/613,401                2,016,292                   11/12/1996
--------------------------------------- -------------------- ---------------------------- ---------------------------

PIZZA PARLOR SANDWICH                       73/366,680                1,270,140                   03/13/1984
--------------------------------------- -------------------- ---------------------------- ---------------------------

PIZZA PARLOR SANDWICH                       74/058,325                1,642,199                   04/23/1991
--------------------------------------- -------------------- ---------------------------- ---------------------------

PIZZA PARLOR SUB                            74/521,385                1,926,623                   10/10/1995
--------------------------------------- -------------------- ---------------------------- ---------------------------

PROUD TO SERVE                              75/597,580                2,330,338                   03/14/2000
--------------------------------------- -------------------- ---------------------------- ---------------------------

PROUD TO SERVE                              75/597,581                2,327,379                   03/07/2000
--------------------------------------- -------------------- ---------------------------- ---------------------------

PROUD TO SERVE AMERICA'S HEROS              75/591,729                2,327,377                   03/07/2000
--------------------------------------- -------------------- ---------------------------- ---------------------------

QUICK-WICHES                                74/334,074                1,784,320                   07/27/1993
--------------------------------------- -------------------- ---------------------------- ---------------------------

RIB-B-Q                                     73/373,463                1,257,730                   11/15/1983
--------------------------------------- -------------------- ---------------------------- ---------------------------

RIB-B-Q                                     73/408,608                1,270,954                   03/20/1984
--------------------------------------- -------------------- ---------------------------- ---------------------------

RIB-B-Q                                     73/822,522                1,598,832                   05/29/1990
--------------------------------------- -------------------- ---------------------------- ---------------------------

RIB-B-Q and Design                          73/400,038                1,276,424                   05/01/1984
--------------------------------------- -------------------- ---------------------------- ---------------------------

RIB-B-Q and Design                          73/408,773                1,275,419                   04/24/1984
--------------------------------------- -------------------- ---------------------------- ---------------------------

RIB-B-Q and Design                          75/252,821                2,132,710                   01/27/1998
--------------------------------------- -------------------- ---------------------------- ---------------------------

RIB NIBBLERS                                75/641,477                2,319,248                   02/15/2000
--------------------------------------- -------------------- ---------------------------- ---------------------------

SAUS-A-RAGE                                 74/507,127                1,928,706                   10/17/1995
--------------------------------------- -------------------- ---------------------------- ---------------------------

SELECT RECIPE                               75/610,898                2,322,506                   02/22/2000
--------------------------------------- -------------------- ---------------------------- ---------------------------

SHOESTRINGS                                 75/641,476                2,302,272                   12/21/1999
--------------------------------------- -------------------- ---------------------------- ---------------------------

TWO-FERS                                    73/690,934                1,505,013                   09/20/1988
--------------------------------------- -------------------- ---------------------------- ---------------------------

TWO-FERS                                    73/822,571                1,599,764                   06/05/1990
--------------------------------------- -------------------- ---------------------------- ---------------------------

WONDERBITES                                 74/291,428                1,781,595                   07/13/1993
--------------------------------------- -------------------- ---------------------------- ---------------------------

         The trademarks and service marks owned by Borrower., for which an application for United States federal registration is currently pending, are indicated in the following table.

--------------------------------------------------------------------------------
                 MARK                   SERIAL                 FILING
                                        NUMBER                  DATE
--------------------------------------------------------------------------------

CAFETERIA ADVENTURES                  75/816,574             10/06/1999
--------------------------------------------------------------------------------

HEARTHSIDE SELECT                     75/676,610             04/07/1999
--------------------------------------------------------------------------------

MAIN STREET DINER                     75/928,450             02/25/2000
--------------------------------------------------------------------------------

PIERRE SELECT                         75/617,210             01/08/1999
--------------------------------------------------------------------------------

PIERRE SELECT                         75/617,209             01/08/1999
--------------------------------------------------------------------------------

ROCKIN' BURGER                        75/641,475             02/18/1999
--------------------------------------------------------------------------------

         The foreign trademarks and service marks owned by Borrower are indicated in the following table.

----------------------- ----------- -------------- -------------- -------------
            MARK         COUNTRY       SERIAL      REGISTRATION   REGISTRATION
                                       NUMBER         NUMBER          DATE
----------------------- ----------- -------------- -------------- -------------
PIERRE                    Mexico
----------------------- ----------- -------------- -------------- -------------

PIERRE and Design         Mexico
----------------------- ----------- -------------- -------------- -------------

RIB-B-Q                   Canada     049,496,500    TMA 305,055    07/19/1985
----------------------- ----------- -------------- -------------- -------------

RIB-B-Q and Design        Canada     049,496,600    TMA 305,056    07/19/1985
----------------------- ----------- -------------- -------------- -------------

RIB-B-Q                   Japan       34,094/89
----------------------- ----------- -------------- -------------- -------------

RIB-B-Q and Design        Japan       34,095/89
----------------------- ----------- -------------- -------------- -------------

RIB-B-Q                   Mexico
----------------------- ----------- -------------- -------------- -------------

RIB-B-Q and Design        Mexico
----------------------- ----------- -------------- -------------- -------------

         The state trademark owned by Borrower is indicated in the following table.

--------------------- ------- --------------- ---------------
            MARK       STATE   REGISTRATION    REGISTRATION
                                  NUMBER           DATE
--------------------- ------- --------------- ---------------
PIERRE and Design      Ohio       TM 7315       05/07/1975
--------------------- ------- --------------- ---------------

         Borrower may have common law rights in additional trademarks or service marks.

         Record title to the foregoing marks is held by Pierre Foods, LLC, although ownership to such marks was transferred to Fresh Foods, Inc. as a result of the merger that occurred on December 27, 1999. Documentation of the merger of Pierre Foods, LLC into Fresh Foods, Inc. was submitted to the Assignment Branch of the United States Patent and Trademark Office for recordation on March 6, 2000.

         Properties:

         The federally registered United States trademarks and service marks owned by Properties are indicated in the following table.

---------------------------- -------------- ------------------- ----------------
                 MARK           SERIAL         REGISTRATION      REGISTRATION
                                NUMBER            NUMBER             DATE
---------------------------- -------------- ------------------- ----------------

FLUFFY and Design             73/411,034         1,272,996        04/03/1984
---------------------------- -------------- ------------------- ----------------

MOM 'N' POP'S                 73/102,603         1,065,988        05/17/1977
---------------------------- -------------- ------------------- ----------------

MOM 'N' POP'S                 73/102,602         1,071,065        08/09/1977
---------------------------- -------------- ------------------- ----------------

MOM 'N' POP'S                 73/455,993         1,341,236        06/11/1985
---------------------------- -------------- ------------------- ----------------

MOM 'N' POP'S and Design      73/457,697         1,335,749        05/14/1985
---------------------------- -------------- ------------------- ----------------

MOM 'N' POP'S and Design      73/457,698         1,341,238        06/11/1985
---------------------------- -------------- ------------------- ----------------

MOM 'N' POP'S and Design      73/121,892         1,095,364        07/04/1978
---------------------------- -------------- ------------------- ----------------

MOM'S KITCHEN                 73/209,212         1,146,516        01/27/1981
---------------------------- -------------- ------------------- ----------------

         The state service marks owned by Properties are indicated in the following table.

------------------------------ ------------------ ------------------- --------------------
            MARK                      STATE          REGISTRATION        REGISTRATION
                                                        NUMBER               DATE
------------------------------ ------------------ ------------------- --------------------

MOM 'N' POP'S BUFFET & BAKERY        Florida           T931,247           10/08/1993
------------------------------ ------------------ ------------------- --------------------
MOM 'N' POP'S BUFFET & BAKERY        Georgia            S13,027           09/24/1993
------------------------------ ------------------ ------------------- --------------------
MOM 'N' POP'S BUFFET & BAKERY    South Carolina         930,902           09/02/1993
------------------------------ ------------------ ------------------- --------------------

         Properties may have common law rights in additional trademarks or service marks.

3. Borrower's and its Subsidiaries' copyrights:

         Borrower:

         The registered copyrights owned by Borrower are indicated in the following table.

------------------------------------------------------------ ---------------------------- ---------------------------
                       TITLE OF WORK                             REGISTRATION NUMBER          REGISTRATION DATE
------------------------------------------------------------ ---------------------------- ---------------------------

Barnyard Basics of Good Nutrition For                                 TX3291538                   04/02/1992
Grades 1 & 2: Educator's Guide
------------------------------------------------------------ ---------------------------- ---------------------------
Barnyard Basics of Good Nutrition For                                 TX3380555                   08/07/1992
Grades 1 & 2: Educator's Guide
------------------------------------------------------------ ---------------------------- ---------------------------
Barnyard Basics of Good Nutrition Punch-Out Toys                      VA524973                    08/07/1992
------------------------------------------------------------ ---------------------------- ---------------------------
Barnyard Basics of Good Nutrition Questions and Answers               TX3390603                   08/07/1992
------------------------------------------------------------ ---------------------------- ---------------------------
Barnyard Scene Bulletin Board Display: Barnyard Basics of             VA519989                    08/07/1992
Good Nutrition
------------------------------------------------------------ ---------------------------- ---------------------------
Today's Nutritious Lunch: It's Barnyard Bonus Day!                    VA519990                    08/07/1992
------------------------------------------------------------ ---------------------------- ---------------------------


------------------------------------------------------------ ---------------------------- ---------------------------
Cafeteria Adventures Hamburger Man                                    VA528348                    10/08/1992
------------------------------------------------------------ ---------------------------- ---------------------------
Cafeteria Adventures Radical Chicken                                  VA528350                    10/08/1992
------------------------------------------------------------ ---------------------------- ---------------------------
Cafeteria Adventures Radical Promotion Program                        TX3421699                   10/08/1992
------------------------------------------------------------ ---------------------------- ---------------------------
Cafeteria Adventures Rock 'n Roll Promotion Program                   TX3421700                   10/08/1992
------------------------------------------------------------ ---------------------------- ---------------------------
Cafeteria Adventures Stars and Stripes General                        VA528349                    10/08/1992
------------------------------------------------------------ ---------------------------- ---------------------------
Cafeteria Adventures Stars and Stripes Promotion Program              VA528348                    10/08/1992
------------------------------------------------------------ ---------------------------- ---------------------------
Cafeteria Adventures Tastes of the World Logo                         VA613418                    12/16/1993
------------------------------------------------------------ ---------------------------- ---------------------------
Tastes of the World Promotion Program: Manager's Kit                  TX3738877                   12/27/1993
------------------------------------------------------------ ---------------------------- ---------------------------

         Record title to the foregoing registered copyrights is held by Pierre Foods, LLC, although ownership to such marks was transferred to Fresh Foods, Inc. as a result of the merger that occurred on December 27, 1999.

         Subsidiaries:  None

4. Borrower's and its Subsidiaries' licenses (other than routine business licenses, authorizing them to transact business in local jurisdictions):

         Properties has licensed Mom 'n' Pop's Country Ham, LLC to use two of the registered trademarks owned by Properties in connection with the sale of cured ham, sliced ham, and frozen cured ham. This licensing arrangement is documented by a Trademark License Agreement dated as of August 6, 1999.

                                 SCHEDULE 8.1.18

              CONTRACTS RESTRICTING BORROWER'S RIGHT TO INCUR DEBTS


1. Indenture dated June 9, 1998 between Fresh Foods, Inc. and State Street Bank and Trust Company securing $115,000,00 10% Senior Notes due June 1, 2006 limits the incurring of Indebtedness as follows:

         Fresh Foods, Inc. (the "Company") may not incur Indebtedness other than Permitted Indebtedness, with exception for certain incurrences which do not violate certain consolidated coverage ratios. "Permitted Indebtedness" is defined in the Indenture on the attached pages 12 and 13 thereof.

                                 SCHEDULE 8.1.19

                                   LITIGATION


1. Actions, suits, proceedings and investigations pending on the date of the Agreement against Borrower or any Subsidiary: None


2. The only actions, suits, proceedings or investigations threatened on the date of the Agreement of which Borrower or any Subsidiary is aware are as follows: None

                                 SCHEDULE 8.1.21

                        CAPITALIZED AND OPERATING LEASES


1.       Borrower and its Subsidiaries have the following capitalized leases:


------------------------------ ---------------------------- --------------------------- ----------------------------

           Lessee                        Lessor                   Term of Lease              Property Covered
------------------------------ ---------------------------- --------------------------- ----------------------------

Fresh Foods, Inc.              Siemens Credit Corp I        Expires 12/2000             Telephone equipment
------------------------------ ---------------------------- --------------------------- ----------------------------

Fresh Foods, Inc.              Siemens Credit Corp II       Expires 12/2000             Telephone upgrade
------------------------------ ---------------------------- --------------------------- ----------------------------

Fresh Foods, Inc.              Textron I                    Expires 2/2004              Bakery equipment
------------------------------ ---------------------------- --------------------------- ----------------------------

Fresh Foods, Inc.              Textron II                   Expires 5/2004              Bakery equipment
------------------------------ ---------------------------- --------------------------- ----------------------------

Fresh Foods, Inc.              Textron III                  Expires 12/2000             Bakery equipment
------------------------------ ---------------------------- --------------------------- ----------------------------

Fresh Foods, Inc.              Amplicon II                  Expires 6/2001              Bakery equipment
------------------------------ ---------------------------- --------------------------- ----------------------------


2.       Borrower and its Subsidiaries have the following operating leases:


------------------------------ ---------------------------- --------------------------- ----------------------------

           Lessee                        Lessor                   Term of Lease              Property Covered
------------------------------ ---------------------------- --------------------------- ----------------------------

------------------------------ ---------------------------- --------------------------- ----------------------------


------------------------------ ---------------------------- --------------------------- ----------------------------


------------------------------ ---------------------------- --------------------------- ----------------------------

                                 SCHEDULE 8.1.22

                                  PENSION PLANS

Borrower and its Subsidiaries have the following Plans:

Fresh Foods, Inc. Flexible Benefits Plan
Fresh Foods, Inc. Employee Health Plan (including health, life, and dental) Fresh Foods Employee Stock Purchase Plan
Fresh Foods 401(k) Profit Sharing Plan
Pierre Foods Life Insurance AD&D Plan
Pierre Foods Short-Term Disability Plan
Pierre Foods Long-Term Disability Plan
Pierre Foods Business Travel Insurance Plan
Pierre Foods Dental Plan
Pierre Foods Health Plan
Fresh Foods Long Term Disability Plan (Claremont and Hickory only)
Pierre Fodos Cafeteria 125 Plan (Cincinnati only)

                                 SCHEDULE 8.1.24

              COLLECTIVE BARGAINING AGREEMENTS; LABOR CONTROVERSIES


1. Borrower and its Subsidiaries are parties to the following collective bargaining agreements: None

2. Material grievances, disputes of controversies with employees are as follows: None

3. Threatened strikes, work stoppages and asserted pending demands for collective bargaining are as follows: None

                                 SCHEDULE 9.2.4

                                 PERMITTED LIENS


Secured Party           Filing Location     File Number       Property Encumbered
-------------           ---------------     ----------        -------------------

Siemens Credit          Secretary of State  19991073          Specific Equipment
Corporation             of North Carolina                     (telephone)

Information Leasing     Secretary of State  199946239         Specific Equipment
Corporation             of North Carolina

Siemens Credit          Register of Deeds   990081            Specific Equipment
Corporation             of Catawba Co., NC                    (telephone)

Information Leasing     Register of Deeds   991259            Specific Equipment
Corporation             of North Carolina

Crown Credit Company    Secretary of State  AP0098902         Specific Equipment
                        of Ohio                               (batteries, chargers, etc.)

Crown Credit Company    Secretary of State  AP0121466         Specific Equipment
                        of Ohio                               (lift truck)

Crown Credit Company    Secretary of State  AP0146453         Specific Equipment
                        of Ohio                               (lift truck)

Crown Credit Company    Secretary of State  AP0176786         Specific Equipment
                        of Ohio                               (lift truck)

Crown Credit Company    County Recorder of  9802006421        Specific Equipment
                        Butler Co., Ohio                      (batteries, chargers, etc.)

Crown Credit Company    County Recorder of  9902000751        Specific Equipment
                        Butler Co., Ohio                      (lift truck)


Secured Party           Filing Location     File Number       Property Encumbered
-------------           ---------------     ----------        -------------------

Crown Credit Company    County Recorder of  9902002373        Specific Equipment
                        Butler Co., Ohio                      (lift truck)

Crown Credit Company    County Recorder of  9902004541        Specific Equipment
                        Butler Co., Ohio                      (lift truck)

                    -----------------------------------------

                                FRESH FOODS, INC.

                    -----------------------------------------




                   ==========================================


                           LOAN AND SECURITY AGREEMENT

                              Date: May _____, 2000

                                   $25,000,000


                   ==========================================




                   ------------------------------------------

                            FLEET CAPITAL CORPORATION

                   ------------------------------------------

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

SECTION 1.              CREDIT FACILITY...........................................................................1
         1.1      Revolver Loans..................................................................................1
         1.2      Letters of Credit; Letter of Credit Guaranties..................................................1
         1.3      Use of Proceeds of Loans........................................................................3

SECTION 2.              INTEREST, FEES AND CHARGES................................................................3
         2.1      Interest........................................................................................3
         2.2      Fees............................................................................................5
         2.3      Computation of Interest and Fees................................................................6
         2.4      Reimbursement of Expenses.......................................................................6
         2.5      Bank Charges....................................................................................7
         2.6      Illegality......................................................................................7
         2.7      Increased Costs.................................................................................8
         2.8      Capital Adequacy................................................................................9
         2.9      Funding Losses..................................................................................9
         2.10     Maximum Interest...............................................................................10

SECTION 3.              LOAN ADMINISTRATION......................................................................11
         3.1      Manner of Borrowing Revolver Loans and Disbursements...........................................11
         3.2      Special Provisions Governing LIBOR Rate Loans..................................................12

SECTION 4.              PAYMENTS.................................................................................13
         4.1      General Payment Provisions.....................................................................13
         4.2      Payment of Principal of Revolver Loans.........................................................13
         4.3      Payment of Interest............................................................................14
         4.4      Payment of Other Obligations...................................................................14
         4.5      Application of Payments and Collections........................................................14
         4.6      Marshalling; Payments Set Aside................................................................15
         4.7      Loan Account...................................................................................15
         4.8      Statements of Account..........................................................................15

SECTION 5.              TERM AND TERMINATION OF AGREEMENT........................................................15
         5.1      Term of Agreement..............................................................................15
         5.2      Termination....................................................................................16

SECTION 6.              SECURITY INTERESTS.......................................................................17
         6.1      Security Interest in Collateral................................................................17
         6.2      Other Collateral...............................................................................18
         6.3      Lien Perfection; Further Assurances............................................................18


SECTION 7.              COLLATERAL ADMINISTRATION................................................................18
         7.1      General Provisions.............................................................................18
         7.2      Administration of Accounts.....................................................................20
         7.3      Administration of Inventory....................................................................21
         7.4      Payment of Charges.............................................................................22

SECTION 8.              REPRESENTATIONS AND WARRANTIES...........................................................22
         8.1      General Representations and Warranties.........................................................22
         8.2      Continuous Nature of Representations and Warranties............................................28
         8.3      Survival of Representations and Warranties.....................................................28

SECTION 9.              COVENANTS AND CONTINUING AGREEMENTS......................................................28
         9.1      Affirmative Covenants..........................................................................28
         9.2.     Negative Covenants.............................................................................31
         9.3      Specific Financial Covenants...................................................................35

SECTION 10.             CONDITIONS PRECEDENT.....................................................................36
         10.1.    Conditions Precedent to Initial Revolver Loan on Closing Date..................................36
         10.2     Conditions Precedent to All Loans and Letters of Credit and Letter of Credit Guaranties........39
         10.3     Waiver of Conditions Precedent.................................................................39

SECTION 11.             EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT........................................40
         11.1     Events of Default..............................................................................40
         11.2     Acceleration of the Obligations................................................................42
         11.3     Other Remedies.................................................................................42
         11.4     Remedies Cumulative; No Waiver.................................................................43

SECTION 12.             MISCELLANEOUS............................................................................44
         12.1     Power of Attorney..............................................................................44
         12.2     Indemnity......................................................................................45
         12.3     Survival of Indemnities........................................................................45
         12.4     Modification of Agreement; Sale of Interest....................................................45
         12.5     Severability...................................................................................46
         12.6     Successors and Assigns.........................................................................46
         12.7     Cumulative Effect; Conflict of Terms...........................................................46
         12.8     Execution in Counterparts......................................................................46
         12.9     Notice.........................................................................................46
         12.10    Lender's Consent...............................................................................47
         12.11    Credit Inquiries...............................................................................47
         12.12    Time of Essence................................................................................47
         12.13    Entire Agreement...............................................................................47
         12.14    Interpretation.................................................................................48
         12.15    GOVERNING LAW; CONSENT TO FORUM................................................................48
         12.16    WAIVERS BY BORROWER............................................................................49

                                       ii